                                                                    EXHIBIT 10.1


                                  $150,000,000

                                CREDIT AGREEMENT

                                   DATED AS OF

                                  JUNE 21, 2001

                                      AMONG

                                  BELDEN INC.,

                           THE LENDERS LISTED HEREIN,

                      SUNTRUST BANK, AS SYNDICATION AGENT,

                   FIRSTAR BANK, N.A., AS DOCUMENTATION AGENT

                                       AND

                              WACHOVIA BANK, N.A.,

                             AS ADMINISTRATIVE AGENT

                            WACHOVIA SECURITIES, INC.

                                  SOLE ARRANGER

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

ARTICLE I........................................................................................................1

Definitions......................................................................................................1
   SECTION 1.01      Definitions.................................................................................1
   SECTION 1.02      Accounting Terms and Determinations........................................................18
   SECTION 1.03      References.................................................................................18
   SECTION 1.04      Use of Defined Terms.......................................................................19
   SECTION 1.05      Terminology................................................................................19

ARTICLE II......................................................................................................19

THE CREDITS.....................................................................................................19
   SECTION 2.01      Commitments to Lend Syndicated Loans.......................................................19
   SECTION 2.02      Method of Borrowing Syndicated Loans and Swing Loans.......................................20
   SECTION 2.03      Continuation and Conversion Elections......................................................22
   SECTION 2.04      Notes......................................................................................23
   SECTION 2.05      Maturity of Loans..........................................................................23
   SECTION 2.06      Interest Rates.............................................................................23
   SECTION 2.07      Fees.......................................................................................26
   SECTION 2.08      Optional Termination or Reduction of Commitments...........................................27
   SECTION 2.09      Mandatory Termination of Commitments.......................................................27
   SECTION 2.10      Optional Prepayments.......................................................................27
   SECTION 2.11      Mandatory Prepayments......................................................................27
   SECTION 2.12      General Provisions as to Payments..........................................................28
   SECTION 2.13      Computation of Interest and Fees...........................................................30

ARTICLE III.....................................................................................................30

CONDITIONS TO BORROWINGS........................................................................................30
   SECTION 3.01      Conditions to First Borrowing..............................................................30
   SECTION 3.02      Conditions to All Borrowings...............................................................32
   SECTION 3.03      Determinations Under Section 3.01..........................................................32

ARTICLE IV......................................................................................................33

REPRESENTATIONS AND WARRANTIES..................................................................................33
   SECTION 4.01      Corporate Existence and Power..............................................................33
   SECTION 4.02      Corporate and Governmental Authorization; No Contravention.................................33
   SECTION 4.03      Binding Effect.............................................................................33
   SECTION 4.04      Financial Information......................................................................33
   SECTION 4.05      No Litigation..............................................................................34
   SECTION 4.06      Compliance with ERISA......................................................................34
   SECTION 4.07      Compliance with Laws; Payment of Taxes.....................................................34
   SECTION 4.08      Subsidiaries...............................................................................34
   SECTION 4.09      Investment Company Act.....................................................................35
   SECTION 4.10      Public Utility Holding Company Act.........................................................35
   SECTION 4.11      Ownership of Property; Liens...............................................................35
   SECTION 4.12      No Default.................................................................................35
   SECTION 4.13      Full Disclosure............................................................................35
   SECTION 4.14      Environmental Matters......................................................................35
   SECTION 4.15      Capital Stock..............................................................................36
   SECTION 4.16      Margin Stock...............................................................................36
   SECTION 4.17      Insolvency.................................................................................36
   SECTION 4.18      Insurance..................................................................................36


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
   SECTION 4.19      Labor Matters..............................................................................37

ARTICLE V.......................................................................................................37

AFFIRMATIVE COVENANTS...........................................................................................37
   SECTION 5.01      Information................................................................................37
   SECTION 5.02      Inspection of Property, Books and Records..................................................39
   SECTION 5.03      Conduct of Business and Maintenance of Existence...........................................39
   SECTION 5.04      Compliance with Laws; Payment of Taxes.....................................................39
   SECTION 5.05      Insurance..................................................................................39
   SECTION 5.06      Maintenance of Property....................................................................40
   SECTION 5.07      Environmental Matters......................................................................40
   SECTION 5.08      Additional Guarantors......................................................................40

ARTICLE VI......................................................................................................41

NEGATIVE COVENANTS..............................................................................................41
   SECTION 6.01      Use of Proceeds............................................................................41
   SECTION 6.02      Consolidations, Mergers and Sales of Assets................................................41
   SECTION 6.03      Change in Fiscal Year......................................................................42
   SECTION 6.04      Transactions with Affiliates...............................................................42
   SECTION 6.05      Restricted Payments........................................................................42
   SECTION 6.06      Investments................................................................................42
   SECTION 6.07      Acquisitions...............................................................................43
   SECTION 6.08      Limitation on Liens and Subsidiary Debt....................................................43
   SECTION 6.09      Certain Restrictions on Borrower and  Subsidiaries.........................................44
   SECTION 6.10      Minimum Interest Coverage..................................................................44
   SECTION 6.11      Leverage Ratio.............................................................................44
   SECTION 6.12      Minimum Consolidated Tangible Net Worth....................................................45
   SECTION 6.13      Limitation on Indebtedness.................................................................45
   SECTION 6.14      Most Favored Lender Status.................................................................45

ARTICLE VII.....................................................................................................45

DEFAULTS........................................................................................................45
   SECTION 7.01      Events of Default..........................................................................45

ARTICLE VIII....................................................................................................48

THE ADMINISTRATIVE AGENT........................................................................................48
   SECTION 8.01      Appointment; Powers and Immunities.........................................................48
   SECTION 8.02      Reliance by Administrative Agent...........................................................49
   SECTION 8.03      Defaults...................................................................................49
   SECTION 8.04      Rights of Administrative Agent and its Affiliates as a Lender..............................49
   SECTION 8.05      Indemnification............................................................................50
   SECTION 8.06      Consequential Damages......................................................................50
   SECTION 8.07      Registered Holder of Loan Treated as Owner.................................................50
   SECTION 8.08      Nonreliance on Administrative Agent and Other Lenders......................................50
   SECTION 8.09      Failure to Act.............................................................................51
   SECTION 8.10      Successor Administrative Agent.............................................................51
   SECTION 8.11      Other Agents...............................................................................51

ARTICLE IX......................................................................................................51

CHANGE IN CIRCUMSTANCES; COMPENSATION...........................................................................51
   SECTION 9.01      Basis for Determining Interest Rate Inadequate or Unfair...................................51
   SECTION 9.02      Illegality.................................................................................52
   SECTION 9.03      Increased Cost and Reduced Return..........................................................53
   SECTION 9.04      Base Rate Loans Substituted for Euro-Dollar Loans..........................................54
   SECTION 9.05      Compensation...............................................................................54
   SECTION 9.06      Replacement of Lenders.....................................................................55

                                     - ii -
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
   SECTION 9.07      Failure to Pay in Foreign Currency.........................................................55
   SECTION 9.08      Judgment Currency..........................................................................55
   SECTION 9.09      Monetary Union in the European Community...................................................56

ARTICLE X.......................................................................................................57

MISCELLANEOUS...................................................................................................57
   SECTION 10.01     Notices....................................................................................57
   SECTION 10.02     No Waivers.................................................................................57
   SECTION 10.03     Expenses; Documentary Taxes................................................................57
   SECTION 10.04     Indemnification............................................................................57
   SECTION 10.05     Setoff; Sharing of Setoffs.................................................................58
   SECTION 10.06     Amendments and Waivers.....................................................................59
   SECTION 10.07     Independence of Covenants..................................................................60
   SECTION 10.08     Successors and Assigns.....................................................................60
   SECTION 10.09     Confidentiality............................................................................62
   SECTION 10.10     Representation by Lenders..................................................................63
   SECTION 10.11     Obligations Several........................................................................63
   SECTION 10.12     Georgia Law................................................................................63
   SECTION 10.13     Severability...............................................................................63
   SECTION 10.14     Interest...................................................................................63
   SECTION 10.15     Interpretation.............................................................................64
   SECTION 10.16     Waiver of Jury Trial; Consent to Jurisdiction..............................................64
   SECTION 10.17     Counterparts...............................................................................65
   SECTION 10.18     Source of Funds -- ERISA...................................................................65


EXHIBIT A-1                Form of Dollar Note
EXHIBIT A-2                Form of Foreign Currency Loan Note
EXHIBIT A-3                Form of Swing Loan Note
EXHIBIT B                  Form of Opinion of Counsel for the Borrower and the Guarantors
EXHIBIT C                  Form of Opinion of Special Counsel for the Administrative Agent
EXHIBIT D                  Form of Notice of Borrowing
EXHIBIT E                  Form of Notice of Continuation or Conversion
EXHIBIT F                  Form of Compliance Certificate
EXHIBIT G                  Form of Closing Certificate
EXHIBIT H                  Form of Officer's Certificate of the Borrower
EXHIBIT I                  Form of Officer's Certificate of each Guarantor
EXHIBIT J                  Form of Guaranty Agreement
EXHIBIT K                  Form of Indemnity, Subrogation and Contribution Agreement


Schedule 1.01A             Significant Domestic Subsidiaries
Schedule 1.01B             Significant Foreign Subsidiaries
Schedule 4.05              Litigation
Schedule 4.08              Subsidiaries
Schedule 4.14A             PRP Designations
Schedule 4.14B             Properties on National Priorities List or CERCLIS List
Schedule 4.19              Collective Bargaining Agreements

                                CREDIT AGREEMENT

         CREDIT AGREEMENT dated as of June 21, 2001 among BELDEN INC., the LENDERS listed on the signature pages hereof, SUNTRUST BANK, as Syndication Agent, FIRSTAR BANK, N.A., as Documentation Agent and WACHOVIA BANK, N.A., as Administrative Agent.

         The parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         SECTION 1.01 DEFINITIONS. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

         "Acquisition" means any transaction or series of related transactions for the purpose of, or resulting in, directly or indirectly, (a) the acquisition by the Borrower or any Subsidiary of all or substantially all of the assets of a Person (other than a Subsidiary) or of any business or division of a Person (other than a Subsidiary), (b) the acquisition by the Borrower or any Subsidiary of more than 50% of any class of Voting Stock (or similar ownership interests) of any Person that is not a Subsidiary immediately prior to such acquisition (provided that formation or organization of any entity shall not constitute an "Acquisition" to the extent that the amount of the Investment in such entity is permitted under Section 6.06), or (c) a merger, consolidation, amalgamation or other combination by the Borrower or any Subsidiary with another Person (other than the Borrower or a Subsidiary) if the Borrower or such Subsidiary is the surviving entity; provided that in any merger involving the Borrower, the Borrower must be the surviving entity.

         "Adjusted IBOR Rate" has the meaning set forth in Section 2.06(d).

         "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.06(c).

         "Administrative Agent" means Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as administrative agent for the Lenders, and its successors and permitted assigns in such capacity.

         "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

         "Applicable Margin" has the meaning set forth in Section 2.06(a).

         "Arranger's Letter Agreement" means that certain letter agreement, dated as of March 9, 2001 among the Borrower, the Administrative Agent and Wachovia Securities, Inc., as arranger, relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to Wachovia Securities, Inc., as arranger, and to the Administrative Agent, together with all amendments and supplements thereto.

         "Assignee" has the meaning set forth in Section 10.08(c).

         "Authority" has the meaning set forth in Section 9.02.

         "Base Rate" means for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

         "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Notice of Continuation or Conversion,
Section 2.02(e), or Article IX, as applicable.

         "Borrower" means Belden Inc., a Delaware corporation, and its successors and its permitted assigns.

         "Borrowing" means a borrowing hereunder consisting of (i) Loans made to the Borrower at the same time by all of the Lenders, in the case of a Syndicated Borrowing pursuant to Section 2.01(a) or (ii) a Loan by Wachovia pursuant to
Section 2.01(b), as a Swing Loan. A Borrowing is a "Syndicated Borrowing" if such Loans are made pursuant to Section 2.01(a) or a "Swing Loan Borrowing" if such Loan is made pursuant to Section 2.01(b). A Syndicated Borrowing is a "Dollar Borrowing" if such Loans are Dollar Loans or a "Foreign Currency Borrowing" if such Loans are Foreign Currency Loans. A Dollar Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

          "Capital Stock" means any nonredeemable capital stock of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

         "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 et. seq. and its implementing regulations and amendments.

         "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

         "Change of Law" shall have the meaning set forth in Section 9.02.

         "Closing Certificate" has the meaning set forth in Section 3.01(e).

         "Closing Date" means June 21, 2001.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

         "Commitment" means, with respect to each Lender, (i) the amount set forth opposite the name of such Lender on the signature pages hereof, and (ii) as to any Lender which enters into any LSTA Assignment (whether as transferor Lender or as Assignee thereunder), the amount of such Lender's Commitment after giving effect to such LSTA Assignment, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

         "Compliance Certificate" has the meaning set forth in Section 5.01(c).

         "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date, provided that, in determining Consolidated Debt, clauses (vii), (viii), (ix),
(xi) and (xii) of the definition of Debt contained in this Agreement shall be disregarded.

         "Consolidated EBIT" for any period means the sum of (i) Consolidated Net Income for such period, (ii) Consolidated Interest Expense for such period and (iii) provision for taxes based on income for such period, provided that (a) Consolidated EBIT shall exclude extraordinary or other non-operating gains and losses, (b) any Consolidated Subsidiary acquired during such period by the Borrower or any other Consolidated Subsidiary shall be included on a pro forma, historical basis as if it had been a Consolidated Subsidiary during such entire period, and (c) any amounts which would be included in a determination of Consolidated EBIT for such period with respect to assets acquired during such period by the Borrower or any Consolidated Subsidiary shall be included in the determination of Consolidated EBIT for such period and the amount thereof shall be calculated on a pro forma, historical basis as if such assets had been acquired by the Borrower or such Consolidated Subsidiary prior to the first day of such period.

         "Consolidated Interest Expense" for any period means (i) interest, whether expensed or capitalized, in respect of Debt of the Borrower or any of its Consolidated Subsidiaries outstanding during such period and (ii) all program expenses payable under a Receivables Securitization Program during such period.

         "Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items and (ii) any equity interests of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

         "Consolidated Operating Profits" means, for any period, the Operating Profits of the Borrower and its Consolidated Subsidiaries.

         "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

         "Consolidated Tangible Net Worth" means, at any time, Stockholders' Equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP, of:

                  (A) Any surplus resulting from any write-up of assets subsequent to December 31, 2000;

                  (B) All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;

                  (C) To the extent not included in (B) of this definition, any amount at which shares of Capital Stock of the Borrower appear as an asset on the balance sheet of the Borrower and its Consolidated Subsidiaries;

                  (D) Loans or advances to stockholders, directors, officers or employees; and

                  (E) To the extent not included in (B) of this definition, deferred expenses.

         "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

         "Consolidated Total Capitalization" means, at any time, the sum of (i) Stockholders' Equity, and (ii) Consolidated Debt.

         "Contributed Receivables" means Receivables which are contributed to the Receivables Subsidiary as equity Investments therein pursuant to a Receivables Securitization Program.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases,
(v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation),
(vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements

(valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any), (x) all principal amounts outstanding and owed to parties other than the Borrower or any Subsidiary under the items described in clause (a) of the definition of Receivables Program Obligations, (xi) all Debt of others Guaranteed by such Person and (xii) the principal portion of all obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

         "Depreciation" means for any period the sum of all depreciation expenses of the Borrower and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

         "Dollar Equivalent" means the Dollar equivalent of the amount of a Foreign Currency Loan or Foreign Currency Borrowing, as the case may be, determined by the Administrative Agent on the basis of its spot rate for the purchase of the appropriate Foreign Currency with Dollars.

         "Dollar Loans" means Loans made in Dollars by all of the Lenders at the same time pursuant to Section 2.01(a), which may be either Base Rate Loans or Euro-Dollar Loans.

         "Dollar Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-1 hereto, evidencing the obligation of the Borrower to repay the Dollar Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto, and "Dollar Note" means any one of such Dollar Notes.

         "Dollars" or "$" means dollars in lawful currency of the United States of America.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial lenders in Georgia are authorized by law to close.

         "Domestic Subsidiary" means any Subsidiary organized under the laws of any state of the United States of America or the District of Columbia or the federal laws of the United States of America.

         "EMU" means the European economic and monetary union.

         "EMU Legislation" means (a) a Treaty on European Union (the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 1, 1992 and came into force on November 1,
1993)) and (b) legislative measures of the European Council (including without limitation European Council regulations) for the introduction of, changeover to or operation of the euro, in each case as amended or supplemented from time to time.

         "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

         "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

         "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

         "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from or in any way associated with any Environmental Requirements.

         "Environmental Notices" means notices from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other Person for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

         "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

         "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

         "Environmental Requirement" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and any such requirement under all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

         "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the Adjusted London Interbank Offered Rate, and to be made as a Euro-Dollar Loan pursuant to a Notice of Borrowing or continued as or converted to a Euro-Dollar Loan pursuant to a Notice of Continuation or Conversion.

         "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.06(c).

         "Event of Default" has the meaning set forth in Section 7.01.

         "Excluded Receivables" means all Receivables other than Purchased Receivables and Contributed Receivables.

         "Excluded Receivables Assets" means (i) all goods of the Borrower and each of the Subsidiaries held for sale or lease or to be furnished under a contract of service (including raw materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof), goods that are returned to or repossessed, and all accessions thereto and products thereof and documents therefor (collectively, "Inventory"), other than returned goods, if any, relating to the sale that gave rise to any Receivables which are included in the Receivables Program Related Assets ("Related Returned Goods");
(ii) Excluded Receivables; and (iii) any Receivables or other proceeds of Inventory created or arising (x) after an Event of Default specified in (g) or
(h) of Section 7.01 (other than proceeds of Related Returned Goods), or (y) after termination of purchases under the Receivables Securitization Program Agreement.

         "Existing Credit Agreement" means the Credit Agreement dated as of November 18, 1996, among Belden Wire & Cable Company, the Banks named therein and Bank of America National Trust and Savings Association, as Administrative Agent, as amended, supplemented or otherwise modified from time to time.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and
(ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions, as determined by the Administrative Agent.

         "Fiscal Quarter" means any fiscal quarter of the Borrower.

         "Fiscal Year" means any fiscal year of the Borrower.

         "Fixed Rate Borrowing" means a Euro-Dollar Borrowing or a Foreign Currency Borrowing.

         "Fixed Rate Loans" means Euro-Dollar Loans or Foreign Currency Loans, or any or all of them, as the context shall require.

         "Foreign Currencies" means, individually and collectively, as the context shall require: (i) German deutsche marks; (ii) Canadian dollars, (iii) Italian lira, (iv) European Union euros, (v) British pounds sterling, (vi) Dutch guilders, (vii) French francs, (viii) Swiss francs, or (ix) any other currency which is freely transferable and convertible into Dollars; provided, however, that no such other currency under this clause (ix) shall be included as a Foreign Currency hereunder, or included in a Notice of Borrowing, unless (x) the Borrower has first submitted a request to the Administrative Agent and the Lenders that it be so included; and (y) the Administrative Agent and the Lenders, in their sole discretion, have agreed to such request.

         "Foreign Currency Business Day" shall mean any Domestic Business Day, excluding one on which trading is not carried on by and between banks in deposits of the applicable Foreign Currency in the applicable interbank market for such Foreign Currency.

         "Foreign Currency Loans" means Loans made in a Foreign Currency by all of the Lenders at the same time pursuant to Section 2.01(a).

         "Foreign Currency Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-2 hereto, evidencing the obligation of the Borrower to repay the Foreign Currency Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto, and "Foreign Currency Note" means any one of such Foreign Currency Notes.

         "Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary.

         "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Guarantor" or "Guarantors" means all existing and future Significant Domestic Subsidiaries.

         "Guaranty" means that certain Guaranty Agreement dated as of the date of this Agreement executed by the Guarantors in the form attached hereto as Exhibit J.

         "Guaranty Supplement" means each Supplement substantially in the form of Annex 1 to the Guaranty executed and delivered by a Domestic Subsidiary pursuant to Section 5.08.

         "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss. 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof,
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

         "IBOR" has the meaning set forth in Section 2.06(d).

         "Indemnity, Subrogation and Contribution Agreement" shall mean that certain Indemnity, Subrogation and Contribution Agreement dated as of the date of this Agreement executed by the Borrower and the Guarantors in the form attached hereto as Exhibit K.

         "Indemnity, Subrogation and Contribution Agreement Supplement" means the Supplement substantially in the form of Annex 1 to the Indemnity, Subrogation and Contribution Agreement executed and delivered by a Domestic Subsidiary pursuant to Section 5.08.

         "Interest Coverage Ratio" means, for any period, the ratio of Consolidated EBIT to Consolidated Interest Expense.

         "Interest Period" means with respect to each Fixed Rate Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                  (A) any Interest Period (subject to paragraph (C) below) which would otherwise end on a day which is not a Euro-Dollar Business Day or a Foreign Currency Business Day, as the case may be, shall be extended to the next succeeding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, unless such Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be;

                  (B) any Interest Period which begins on the last Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (C) below, end on the last Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, of the appropriate subsequent calendar month; and

                  (C) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

         "Investment" means any investment in any Person, whether by means of
(i) purchase or acquisition of all or substantially all of the assets of such Person (or of a division or line of business of such Person), other than any purchase or acquisition of assets or division or line of business of a Subsidiary, (ii) purchase or acquisition of obligations or securities of such Person, (iii) capital contribution to such Person, (iv) loan or advance to such Person, (v) making of a time deposit with such Person, (vi) Guarantee or assumption of any obligation of such Person or (vii) by any other means.

         "Lender" means each lender listed on the signature pages hereof as having a Commitment, and its successors and assigns.

         "Lending Office" means, as to each Lender, (i) its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) and (ii) as to any Lender which enters into any LSTA Assignment (whether as transferor Lender or as Assignee thereunder), as set forth in such LSTA Assignment, or in each case such other office as such Lender may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent. Each Bank may designate a Lending Office for Dollar Loans and a different Lending Office for Foreign Currency Loans and the term "Lending Office" shall in such case mean either such Lending Office, as the context shall require.

         "Leverage Ratio" means, at any time, the ratio of Consolidated Debt to Consolidated Total Capitalization.

         "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Loan" means a Syndicated Loan or Swing Loan, and "Loans" means Syndicated Loans, Swing Loans or any or all of them, as the context shall require.

         "Loan Documents" means this Agreement, the Notes, the Guaranty, the Indemnity, Subrogation and Contribution Agreement, any other material document executed by the Borrower or any Guarantor evidencing, relating to or securing the Loans, and any other material document or instrument executed by the Borrower or any Guarantor delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

         "Long-Term Debt" means any Debt of the Borrower or any Subsidiary having a maturity of more than 1 year from the date as of which the amount thereof is to be determined or having a maturity of less than 1 year but by its terms being renewable or extendible beyond 1 year from such date at the option of the obligor.

         "LSTA Assignment" means any form of Assignment Agreement approved from time to time by the Loan Syndications and Trading Association.

         "LSTA Confidentiality Agreement" means any form of Confidentiality Agreement approved from time to time by the Loan Syndications and Trading Association.

         "Margin Stock" means "margin stock" as defined in Regulations T, U or X.

         "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents, or the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

         "Moody's" means Moody's Investor Service, Inc.

         "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

         "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

         "Net Proceeds of Capital Stock" means any proceeds received by the Borrower or a Consolidated Subsidiary in respect of the issuance of Capital Stock, after deducting therefrom all reasonable and customary costs and expenses incurred by the Borrower or such Consolidated Subsidiary directly in connection with the issuance of such Capital Stock.

         "Note Purchase Agreement (1997)" means the Note Purchase Agreement dated as of August 1, 1997, executed by the Borrower and the several Purchasers identified on Schedule A attached thereto, relating to the Senior Notes (1997), as the same has been amended, supplemented or otherwise modified up to the Closing Date.

         "Note Purchase Agreement (1999)" means the Note Purchase Agreement dated as of September 1, 1999, executed by the Borrower and the several Purchasers identified on Schedule

A attached thereto, relating to the Senior Notes (1999), as the same has been amended, supplemented or otherwise modified up to the Closing Date.

         "Note Purchase Agreements" means, collectively, the Note Purchase Agreement (1997) and the Note Purchase Agreement (1999).

         "Notes" means each of the Syndicated Loan Notes, Swing Loan Note or any or all of them, as the context shall require.

         "Notice of Borrowing" has the meaning set forth in Section 2.02(a).

         "Notice of Continuation or Conversion" has the meaning set forth in
Section 2.03.

         "Officer's Certificate" has the meaning set forth in Section 3.01(f).

         "Officer's Certificate of Guarantor" has the meaning set forth in
Section 3.01(g).

         "Operating Profits" means, as applied to any Person for any period, the operating income of such Person for such period, as determined in accordance with GAAP.

         "Participant" has the meaning set forth in Section 10.08(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Performance Pricing Determination Date" has the meaning set forth in
Section 2.06(a).

         "Permitted Acquisition" means any Acquisition by the Borrower or a Subsidiary of any business which would not substantially change the general nature of the business in which the Borrower and its Subsidiaries, taken as a whole, are engaged, and with respect to which each of the following requirements shall have been satisfied:

                  (a) as of the closing of any Acquisition, the Acquisition has been approved and recommended by the board of directors of the Person to be acquired or from which such business is to be acquired, if such Person is a corporation;

                  (b) not less than 5 Domestic Business Days prior to the closing of any Acquisition, the Borrower shall have delivered to the Administrative Agent a certificate, (A) certifying that no Default has occurred and is continuing, after giving effect to the Acquisition, and (B) including pro forma income and balance sheet projections for the Borrower and its Consolidated Subsidiaries (after giving effect to the Acquisition);

                  (c) as of the closing of any Acquisition, after giving effect to such Acquisition, the acquiring party must not be "insolvent" and the Borrower and its Consolidated Subsidiaries, on a consolidated basis, must not be "insolvent" (as "insolvent" is defined in Section 4.17); and

                  (d) as of the closing of any Acquisition, no Default shall exist or occur as a result of such Acquisition, after giving effect to such Acquisition.

         "Permitted Restricted Payment" means any payment on account of the purchase or acquisition of any shares of the Borrower's Capital Stock, consistent with past practices of the Borrower, in connection with the Borrower's employee stock purchase plan, stock option plan or restricted stock plan.

         "Person" means an individual, a corporation, a partnership, an unincorporated association, a trust, a limited liability company or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

         "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

         "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

         "Purchase Money Note" means a promissory note evidencing the obligation of the Receivables Subsidiary to pay to the Borrower or any of its Subsidiaries the purchase price for Purchased Receivables in connection with the Receivables Securitization Program, which note shall be repaid from cash available to the Receivables Subsidiary, other than cash required to be held as reserves pursuant to Receivables Program Documents, amounts paid in respect of interest, principal and other amounts owing under Receivables Program Documents and amounts paid in connection with the purchase of additional Purchased Receivables.

         "Purchased Receivables" means Receivables which are actually purchased pursuant to the Receivables Program Documents, for a purchase price determined pursuant thereto.

         "Quarterly Payment Date" means each March 31, June 30, September 30 and December 31, or, if any such day is not a Domestic Business Day, the next succeeding Domestic Business Day.

         "Receivables" means all rights of the Borrower or its Subsidiaries to payment, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale of goods or services (including rights under bill and hold arrangements) by the Borrower or its Subsidiary (and including the right to payment of any interest or finance charges and other obligations with respect thereto).

         "Receivables Program Assets" means (a) all Purchased Receivables and Contributed Receivables transferred by the Borrower or its Subsidiaries (including the Receivables Subsidiary) pursuant to the Receivables Program Documents; provided, however, that the term "Receivables Program Assets" shall not include any Excluded Receivables Assets, (b) all Receivables Program Related Assets, and (c) all collections (including recoveries) and other proceeds of the assets described in the foregoing clauses (a) and (b).

         "Receivables Program Documents" means (x) a receivables purchase agreement, pooling and servicing agreement, credit agreement, agreements to acquire undivided interests or other agreement to transfer, or create a security interest in, Receivables Program Assets, in each case as amended, modified, supplemented or restated and in effect from time to time entered into by the Borrower and/or its Subsidiaries (including the Receivables Subsidiary), and (y) each other instrument, agreement and other document entered into by the Borrower or its Subsidiaries (including the Receivables Subsidiary) relating to the transactions contemplated by the items referred to in clause (x) above, in each case as amended, modified, supplemented or restated and in effect from time to time.

         "Receivables Program Obligations" means (a) obligations under notes, trust certificates, undivided interests, partnership interests or other interests representing the right to be paid a specified principal amount from the Receivables Program Assets, and (b) related obligations of the Borrower and/or its Subsidiaries (including, without limitation, rights in respect of interest or yield, breach of warranty claims and expense reimbursement and indemnity provisions) and other Standard Securitization Undertakings.

         "Receivables Program Related Assets" means, with respect to Purchased Receivables and Contributed Receivables (but not Excluded Receivables), (i) rights of the seller or contributor thereof under the documentation governing or relating to such Receivables, including all contracts pursuant to which any account party or other party is obligated to make payment on any such Receivable, and all related purchase orders, invoices and other agreements, documents, books, records and other media for the storage of information (including tapes, disks, punch cards, computer programs and databases and related property), (ii) all of the right, title and interest of the seller or contributor thereof in the goods, if any, relating to the sale that gave rise to such Receivables, all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivables, whether pursuant to the contract described in clause (i) or otherwise, and all letters of credit, guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the contract described in clause (i) or otherwise, (iii) all proceeds of all of the foregoing, including all funds received by any Person in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect thereof or otherwise applied to repay or discharge any such Receivables (including insurance payments applied in the ordinary course of business to amounts owed in respect of such Receivables and net proceeds of any sale or other disposition of repossessed goods that were the subject of any such Receivables) or other collateral or property of the account party or other party directly or indirectly liable for payment of such Receivables, and any lockboxes or accounts in which such proceeds are deposited,
(iv) all spread accounts and other similar accounts (and any amount on deposit therein) established in connection with the Receivables

Securitization Program and (v) any warranty, indemnity, dilution and other intercompany claim arising out of Receivables Program Documents.

         "Receivables Securitization Program" means any transaction or series of transactions that may be entered into by the Borrower and its Subsidiaries pursuant to which the Borrower and/or its Subsidiaries may sell, convey or otherwise transfer to the Receivables Subsidiary and (in the case of a transfer by the Receivables Subsidiary) any other Person, or may grant a security interest in, any Receivables Program Assets (whether now existing or arising in the future); provided that:

                  (A) no portion of the indebtedness or any other obligations (contingent or otherwise) of a Receivables Subsidiary or Special Purpose Vehicle (i) is Guaranteed by the Borrower or its Subsidiaries (other than the Receivables Subsidiary and excluding Guarantees of obligations pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or its Subsidiaries (other than the Receivables Subsidiary) for payment other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of the Borrower or its Subsidiaries (other than the Receivables Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction of obligations incurred in such transactions, other than pursuant to Standard Securitization Undertakings;

                  (B) the Borrower and its Subsidiaries (other than the Receivables Subsidiary) do not have any obligation to maintain or preserve the financial condition of a Receivables Subsidiary or a Special Purpose Vehicle or cause such entity to achieve certain levels of operating results; and

                  (C) the net purchase price payable to the Borrower or any Subsidiary with respect to Purchased Receivables thereunder (net of all reserves, discounts, fees and charges) is not less than 75% of the face amount of the Purchased Receivables.

         "Receivables Subsidiary" means a special purpose corporation that is a wholly owned Subsidiary of the Borrower, created for the sole purpose of, and whose only business shall be, acquisition of the Receivables Program Assets pursuant to the Receivables Securitization Program and those activities incidental to the Receivables Securitization Program.

         "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either
(i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or
(ii) redeemable at the option of the holder thereof.

         "Register" has the meaning set forth in Section 10.08(c).

         "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

         "Related Fund" means, with respect to any Lender that is a fund that invests in lender loans, any other fund that invests in lender loans and is advised or managed by the same investment advisor as such Lender.

         "Reported Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis.

         "Required Lenders" means at any time Lenders having more than 51% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Lenders holding more than 51% of the aggregate outstanding principal amount of the sum of the Syndicated Loans.

         "Responsible Officer" means the chief executive officer, chief operating officer, chief financial officer, chief accounting officer or treasurer of the Borrower.

         "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's Capital Stock (except dividends payable solely in shares of its Capital Stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of the Borrower's Capital Stock.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

         "Senior Notes (1997)" means, collectively, the Borrower's $75,000,000 6.92% Senior Notes, Series 1997-A, Due August 11, 2009, all issued pursuant to the Note Purchase Agreement (1997).

         "Senior Notes (1999)" means, collectively, the Borrower's $64,000,000 7.60% Senior Notes, Series A, Due September 1, 2004, $44,000,000 7.74% Senior Notes, Series B, Due September 1, 2006, and $17,000,000 7.95% Senior Notes, Series C, Due September 1, 2009, all issued pursuant to the Note Purchase Agreement (1999).

         "Significant Domestic Subsidiary" means at any time any Domestic Subsidiary whose (i) Net Income for the Fiscal Quarter most recently ended exceeds 5% of Consolidated Net Income for such Fiscal Quarter or (ii) total assets at such time exceed 5% of Consolidated Total Assets at such time. The Significant Domestic Subsidiaries of the Borrower as of the Closing Date are listed on Schedule 1.01A hereto.

         "Significant First Tier Foreign Subsidiary" means any Significant Foreign Subsidiary the majority of whose Capital Stock or other equity interests is owned by the Borrower and/or its Domestic Subsidiaries.

         "Significant Foreign Subsidiary" means at any time any Foreign Subsidiary whose (i) Net Income for the Fiscal Quarter most recently ended exceeds 5% of Consolidated Net Income for such Fiscal Quarter or (ii) total assets at such time exceed 5% of Consolidated Total Assets at such time. The Significant Foreign Subsidiaries of the Borrower as of the Closing Date are listed on Schedule 1.01B hereto.

         "Special Purpose Vehicle" means a trust, partnership or other special purpose Person established by the Borrower to implement the Receivables Securitization Program.

         "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Borrower or its Subsidiaries (other than the Receivables Subsidiary) that are reasonably customary in accounts receivable securitization transactions, as reasonably determined in good faith by the Administrative Agent.

         "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

         "Subsidiary" of any Person means a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interest having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Swing Loan" means a Loan made by Wachovia pursuant to Section 2.01(b), which must be a Base Rate Loan.

         "Swing Loan Note" means the promissory note of the Borrower, substantially in the form of Exhibit A-3, evidencing the obligation of the Borrower to repay the Swing Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

         "Syndicated Loans" means Dollar Loans or Foreign Currency Loans made pursuant to the terms and conditions set forth in Section 2.01(a).

         "Syndicated Loan Notes" means each of the Dollar Notes or Foreign Currency Notes or any or all of them, as the context shall require.

         "Taxes" has the meaning set forth in Section 2.12(c).

         "Termination Date" means the earlier of (i) June 21, 2004, (ii) the date the Commitments are terminated pursuant to Section 7.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates the Commitments entirely pursuant to Section 2.08.

         "Transferee" has the meaning set forth in Section 10.08(d).

         "Unused Commitment" means at any date, with respect to any Lender, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Loans (and not the Swing Loans).

         "Voting Stock" means securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote in the election of the corporate directors (or Persons performing similar functions).

         "Wachovia" means Wachovia Bank, N.A., a national banking association, and its successors.

         "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

         SECTION 1.02 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred with by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Lenders, unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan
Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Lenders shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in
Section 4.04).

         SECTION 1.03 REFERENCES. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

         SECTION 1.04 USE OF DEFINED TERMS. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

         SECTION 1.05 TERMINOLOGY. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                                  ARTICLE II.

                                   THE CREDITS

         SECTION 2.01 COMMITMENTS TO LEND SYNDICATED LOANS.

         (a) Each Lender severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans to the Borrower from time to time before the Termination Date; provided that,

                  (i) immediately after each such Syndicated Loan is made, the aggregate outstanding principal amount of Syndicated Loans (based on the Dollar Equivalent of any outstanding Foreign Currency Loans) by such Lender shall not exceed the amount of its Commitment; and

                  (ii) the aggregate outstanding principal amount of all Syndicated Loans (based on the Dollar Equivalent of any outstanding Foreign Currency Loans) and Swing Loans shall not exceed the aggregate amount of the Commitments. The Dollar Equivalent of each Foreign Currency Loan on the date each Foreign Currency Loan is disbursed shall be deemed to be the amount of the Foreign Currency Loan outstanding for the purpose of calculating the unutilized portion of the Commitments on the date of disbursement of any Loans hereunder.

Each Base Rate Borrowing under this Section shall be in an aggregate principal amount of $1,000,000 or any larger integral multiple of $500,000 (except that any such Base Rate Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Lenders ratably in proportion to their respective Commitments. Each Fixed Rate Borrowing under this Section shall be in an aggregate principal amount of $5,000,000 (or the Dollar Equivalent thereof) or any larger integral multiple of $1,000,000 (or the Dollar Equivalent thereof) (except that any such Fixed Rate Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Lenders ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section 2.01(a), repay or, to the extent permitted by Section 2.10, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date.

         (b) In addition to the foregoing, Wachovia shall from time to time, upon the request of the Borrower, if the applicable conditions precedent in
Article III have been satisfied, make Swing Loans to the Borrower in an aggregate principal amount at any time outstanding not exceeding $15,000,000; provided that, immediately after such Swing Loan is made, the conditions set forth in clauses (i) and (ii) of Section 2.01(a) shall have been satisfied. Each Swing Loan Borrowing under this Section 2.01(b) shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $500,000. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), repay, prepay and reborrow under this Section 2.01(b) at any time before the Termination Date. All Swing Loans shall be made as Base Rate Loans. At any time, upon the request of Wachovia, each Lender other than Wachovia shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Loans in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Loans. On such third Domestic Business Day, each Lender will immediately transfer to Wachovia, in immediately available funds, the amount of its participation. Whenever, at any time after Wachovia has received from any such Lender its participating interest in a Swing Loan, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Lender will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it. Each Lender's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set-off, counterclaim, recoupment, defense or other right which such Lender or any other Person may have against Wachovia or any other Person for any reason whatsoever;
(ii) the occurrence or continuance of a Default or the termination of the Commitments; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person; (iv) any breach of this Agreement by the Borrower or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         SECTION 2.02 METHOD OF BORROWING SYNDICATED LOANS AND SWING LOANS.

            (a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit D, prior to (i) 11:00 A.M. (Atlanta, Georgia time) on the same Domestic Business Day of each Base Rate Borrowing, and (ii) 11:00 A.M. (Atlanta, Georgia time) 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing and 3 Foreign Currency Business Days before each Foreign Currency Borrowing, specifying:

                  (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing, a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing or a Foreign Currency Business Day in the case of a Foreign Currency Borrowing,

                  (ii) the aggregate amount of such Borrowing,

                  (iii) whether the Syndicated Loans comprising such Borrowing are to be Base Rate Loans, Euro-Dollar Loans or Foreign Currency Loans, or stating that such Borrowing is to be a Swing Loan Borrowing,

                  (iv) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of "Interest Period," and

                  (v) in the case of a Foreign Currency Borrowing, the Foreign Currency.

            (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Lender of the contents thereof and (unless such Borrowing is a Swing Loan Borrowing) of such Lender's ratable share of such Syndicated Borrowing and such Notice of Borrowing, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.

            (c) Not later than 11:00 A.M. (Atlanta, Georgia time) on the date of each Syndicated Borrowing (except for Base Rate Borrowings, in which case not later than 2:00 P.M. (Atlanta, Georgia time, on the date of such Borrowing), each Lender shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Syndicated Borrowing in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address determined pursuant to Section 10.01, which funds shall be in Dollars if such Borrowing is a Dollar Borrowing or in the applicable Foreign Currency if such Borrowing is a Foreign Currency Borrowing. Unless the Administrative Agent determines that any applicable condition specified in
Article III has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the Borrower on such date at the Administrative Agent's aforesaid address. Unless the Administrative Agent receives notice from a Lender, at the Administrative Agent's address referred to in or specified pursuant to Section 10.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing (or, in the case of a Base Rate Borrowing, no later than 2:00 P.M., Atlanta, Georgia time on the date of such Base Rate Borrowing) stating that such Lender will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Administrative Agent shall be entitled to assume that such Lender will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Administrative Agent may (but shall not be obligated to) make available such Lender's ratable share of such Syndicated Borrowing to the Borrower for the account of such Lender. If the Administrative Agent makes such Lender's ratable share available to the Borrower and such Lender does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Administrative Agent shall be entitled to recover such Lender's ratable share from such Lender or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Administrative Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to (x) the Federal Funds Rate from the date such payment is due until the 3rd Domestic Business Day following such date, and (y) the Base Rate thereafter, provided that (i) any such payment by the Borrower of such Lender's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Lender and (ii) until such Lender has paid its ratable share of such Syndicated Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Syndicated Borrowing for any purpose hereunder. If the Administrative Agent does not exercise its option to advance funds for the account of such Lender, it shall forthwith notify the Borrower of such decision. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, Wachovia will make available to the Borrower at Wachovia's Lending Office the amount of any such Borrowing which is a Swing Loan Borrowing on the date of such Swing Loan Borrowing.

                  (d) Notwithstanding anything to the contrary contained in this Agreement, no Fixed Rate Borrowing may be made if there shall have occurred a Default, which Default shall not have been cured or waived.

                  (e) In the event that a Notice of Borrowing fails to specify whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans, Euro-Dollar Loans or Foreign Currency Loans, such Syndicated Loans shall be made as Base Rate Loans.

                  (f) Notwithstanding anything to the contrary contained herein, there shall not be more than eight (8) different Interest Periods outstanding at any given time (for which purpose Interest Periods for separate Borrowings shall be deemed to be different Interest Periods even if they are coterminous).

         SECTION 2.03 CONTINUATION AND CONVERSION ELECTIONS. By delivering a notice (a "Notice of Continuation or Conversion"), which shall be substantially in the form of Exhibit E, to the Administrative Agent on or before 12:00 P.M., Atlanta, Georgia time, on a Domestic Business Day (or Euro-Dollar Business Day, in the case of Euro-Dollar Loans outstanding, or a Foreign Currency Business Day in the case of Foreign Currency Loans outstanding), the Borrower may from time to time irrevocably elect, on the same Domestic Business Day, in the case of Base Rate Loans (other than Swing Loans), or 3 Euro-Dollar Business Days before the last day of the then current Interest Period with respect thereto, in the case of Euro-Dollar Loans, or 3 Foreign Currency Business Days before the last day of the then current Interest Period with respect thereto, in the case of Foreign Currency Loans, that all, or any portion in an aggregate principal amount of $1,000,000 or any larger integral multiple of $500,000 be, (i) in the case of Base Rate Loans (other than Swing Loans), converted into Euro-Dollar Loans, (ii) in the case of Euro-Dollar Loans, converted into Base Rate Loans or continued as Euro-Dollar Loans, or (iii) in the case of Foreign Currency Loans, continued as Foreign Currency Loans in the same Foreign Currency. In the absence of delivery of a Notice of Continuation or Conversion (A) with respect to any Euro-Dollar Loan at least 3 Euro-Dollar Business Days before the last day of the then current Interest Period with respect thereto, such Euro-Dollar Loan shall, on such last day, except to the extent repaid, automatically convert to a Base Rate Loan or (B) with respect to any Foreign Currency Loan at least 3 Foreign Currency Business Days before the last day of the then current Interest Period with respect thereto, such Foreign Currency Loan shall, on such last day, except to the extent repaid, automatically continue as a Foreign Currency Loan in the same Foreign Currency with an Interest Period having a duration of one month); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, any Fixed Rate Loan when any Default has occurred and is continuing.

         SECTION 2.04 NOTES.

                  (a) Upon request of any Lender, made through the Administrative Agent, Base Rate Loans and Euro-Dollar Loans of such Lender may be evidenced by a single Dollar Note and Foreign Currency Loans of such Lender may be evidenced by a single Foreign Currency Note payable to the order of such Lender for the account of its Lending Office. Upon request of Wachovia, the Swing Loans may be evidenced by a single Swing Loan Note payable to the order of Wachovia.

                  (b) Upon receipt of any Lender's Notes pursuant to Section 3.01, the Administrative Agent shall deliver such Notes to such Lender. Each Lender shall record, and prior to any transfer of its Notes shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, and such schedules of each such Lender's Notes shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Lender's Notes; provided that the failure of any Lender to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Lender to assign its Notes. Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

         SECTION 2.05 MATURITY OF LOANS. Each Loan shall mature, and the principal amount thereof shall be due and payable, on the Termination Date.

         SECTION 2.06 INTEREST RATES.

                  (a) "Applicable Margin" means:

                           (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0%, and (y) for any Fixed Rate Loan, 0.925%; and

                           (ii) from and after the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0% and (y) for each Fixed Rate Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.

------------------------------ ---------------- ---------------- ---------------- ---------------- -----------------
  LEVERAGE RATIO                     < 30%           30% and          40% and          50% and            55%
  --------------

                                                     < 40%            < 50%            < 55%
------------------------------ ---------------- ---------------- ---------------- ---------------- -----------------
  APPLICABLE MARGIN                 0.600%          0.825%           0.925%           1.075%            1.250%
  -----------------
------------------------------ ---------------- ---------------- ---------------- ---------------- -----------------

         In determining interest for purposes of this Section 2.06 and fees for purposes of Section 2.07(a), the Borrower and the Lenders shall refer to the Borrower's most recent consolidated quarterly or annual (as the case may be) financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.06 or fees pursuant to Section 2.07(a), the Borrower shall deliver to the Administrative Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the date which is (a) 50 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year and (b) 100 days after the end of the 4th Fiscal Quarter of each Fiscal Year. Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided that: (i) for Fixed Rate Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and (ii) no fees or interest shall be decreased pursuant to this Section 2.06 or Section 2.07(a) if an Event of Default is in existence on the Performance Pricing Determination Date.

                  (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable on each Quarterly Payment Date while such Base Rate Loan is outstanding and on the date such Base Rate Loan is converted to a Euro-Dollar Loan. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

         The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

         The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of the Euro-Dollar Loan to be made by Wachovia (or, in the event that Wachovia is no longer the Administrative Agent, the successor Administrative Agent) as part of the same Euro-Dollar Borrowing, offered for a term comparable to such Interest Period, which rates appear on Telerate Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major lenders in New York City, selected by the Administrative Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan of Wachovia (or, in the event that Wachovia is no longer the Administrative Agent, the successor Administrative Agent).

         "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member lender of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  (d) Each Foreign Currency Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted IBOR Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Foreign Currency Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

         "Adjusted IBOR Rate" means, with respect to each Interest Period for a Foreign Currency Loan, the sum of (i) the rate obtained by dividing (A) IBOR for such Interest Period by (B) a percentage equal to 1 minus the then stated maximum rate (stated as a decimal) of all reserve requirements in respect of any category of liabilities by reference to which the interest rate on such Foreign Currency Loan is determined (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D), plus (ii) without duplication of (i), if the relevant Foreign Currency Loan is denominated in British pounds sterling, a percentage sufficient to compensate the Lenders for the cost of complying with any reserves, liquidity and/or special deposit requirements of the Bank of England directly or indirectly affecting the maintenance or funding of such Foreign Currency Loan.

         "IBOR" means, for any Interest Period, with respect to Foreign Currency Loans, the offered rate for deposits in the applicable Foreign Currency, for a period comparable to the Interest Period and in an amount comparable to the amount of the Foreign Currency Loan to be made by Wachovia (or, in the event that Wachovia is no longer the Administrative Agent, the successor Administrative Agent) as part of the same Foreign Currency Borrowing, appearing on the applicable Telerate Page as of 11:00 a.m. (London, England time) on the day that is two Foreign Currency Business Days prior to the first day of the Interest Period. If the foregoing rate is unavailable from Telerate for any reason, then such rate shall be determined by the Administrative Agent from any other interest rate reporting service of recognized standing designated in writing by the Administrative Agent to the Borrower.

                  (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Lenders by telecopier of each rate of interest so determined, and its determination thereof shall be rebuttable presumptive evidence of the rate so determined.

                  (f) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Lenders, bear interest at the Default Rate.

         SECTION 2.07      FEES.

                  (a) The Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, a facility fee, calculated in the manner provided in the last paragraph of Section 2.06(a)(ii), on the aggregate amount of such Lender's Commitment (without taking into account the amount of the outstanding Loans made by such Lender), at a rate per annum equal to: (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, 0.200%; and (ii) from and after the first Performance Pricing Determination Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date:


-------------------------- ---------------- ----------------- ------------------ ----------------- -----------------
  LEVERAGE RATIO                 < 30%           30% and            40% and           50% and             55%
  --------------

                                                 < 40%              < 50%             < 55%
-------------------------- ---------------- ----------------- ------------------ ----------------- -----------------
  FACILITY FEE             0.150%           0.175%            0.200%             0.300%            0.500%
  ------------
-------------------------- ---------------- ----------------- ------------------ ----------------- -----------------


         Such facility fees shall accrue from and including the Closing Date to but excluding the Termination Date and shall be payable on each Quarterly Payment Date and on the Termination Date.

                  (b) The Borrower shall pay to the Administrative Agent, for the ratable account of each Lender on the Closing Date, an upfront fee equal to the amount as agreed to among the Borrower, the Administrative Agent and such Lender. Such fee shall be fully earned when paid and shall be nonrefundable for any reason whatsoever.

                  (c) The Borrower shall pay to the Administrative Agent, for the account and sole benefit of the Administrative Agent, such fees and other amounts at such times as set forth in the Arranger's Letter Agreement.

         SECTION 2.08 OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS. The Borrower may, upon at least 3 Domestic Business Days' notice to the Administrative Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger integral multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) shall be due and payable on the effective date of such termination.

         SECTION 2.09 MANDATORY TERMINATION OF COMMITMENTS. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

         SECTION 2.10 OPTIONAL PREPAYMENTS.

                  (a) The Borrower may, upon at least 1 Domestic Business Days' notice to the Administrative Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000 or additional increments of $500,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Lenders or of Wachovia, in the case of Swing Loans, included in such Base Rate Borrowing.

                  (b) Subject to any payments required pursuant to the terms of
Article IX for any Fixed Rate Loan constituting a part of such Borrowing, upon 3 Domestic Business Day's prior written notice to the Administrative Agent, the Borrower may prepay in minimum amounts of (or, in the case of a Foreign Currency Borrowing, the Dollar Equivalent amount of) $5,000,000 with additional increments of (or, in the case of a Foreign Currency Borrowing, the Dollar Equivalent amount of) $1,000,000 (or any lesser amount equal to the outstanding balance of such Fixed Rate Borrowing) all or any portion of the principal amount of any Fixed Rate Borrowing prior to the maturity thereof. Each such optional prepayment shall be applied to prepay ratably the Fixed Rate Loans of the several Lenders included in such Fixed Rate Borrowing.

                  (c) Upon receipt of a notice of prepayment pursuant to this
Section 2.10, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such prepayment and such notice, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.

         SECTION 2.11 MANDATORY PREPAYMENTS.

                  (a) If at any time the conditions set forth in clauses (i) or
(ii) of Section 2.01(a) are not satisfied (including, without limitation, by reason of the reduction of the Commitments pursuant to Section 2.08), the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 9.05(a)), to the extent necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced. Each such payment or prepayment shall be applied first to any Swing Loans outstanding, and then ratably to the Loans of the Lenders outstanding on the date of payment or prepayment in the following order of priority: (i) first, to Base Rate Loans;
(ii) secondly, to Euro-Dollar Loans; and (iii) lastly, to Foreign Currency
Loans.

                  (b) If the Administrative Agent determines at any time (either on its own initiative or at the instance of the Required Lenders) that the aggregate principal amount of the Foreign Currency Loans outstanding (after converting each such Foreign Currency Loan to its Dollar Equivalent on the date of calculation) at any time exceeds the aggregate Commitments less the outstanding aggregate amount of all Dollar Loans, then upon 5 Foreign Currency Business Days' written notice from the Administrative Agent, the Borrower shall prepay an aggregate principal amount of Loans sufficient to bring the aggregate of the Dollar Equivalent of the Foreign Currency Loans and the Dollar Loans outstanding to an amount not exceeding the aggregate Commitments. Nothing in the foregoing shall require the Administrative Agent to make any such calculation unless expressly requested to do so by the Required Lenders.

         SECTION 2.12 GENERAL PROVISIONS AS TO PAYMENTS.

                  (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, without any setoff, counterclaim or any deduction whatsoever, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in
Section 10.01. The Administrative Agent will promptly distribute to Wachovia each such payment received on account of the Swing Loans and to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders.

                  (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on Euro-Dollar Loans or Foreign Currency Loans shall be due on a day which is not a Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, unless such Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be.

                  (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Lender's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Lender in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Lender additional amounts as may be necessary in order that the amount received by such Lender after the required withholding or other payment shall equal the amount such Lender would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrower shall furnish any Lender, at such Lender's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such Lender, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Lender for, and indemnify it with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

         Each Lender which is not organized under the laws of the United States or any state thereof agrees, as soon as practicable after receipt by it of a request by the Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant Taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided that if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

         In the event any Lender receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.12(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

         Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Lenders contained in this Section 2.12(c) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                  (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent on such date, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender, together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate for the first three (3) Domestic Business Days after the date such payment is due and at the Base Rate thereafter.

         SECTION 2.13 COMPUTATION OF INTEREST AND FEES.

         Interest on Base Rate Loans based on the Prime Rate and on Foreign Currency Loans denominated in British pounds sterling or in any other Foreign Currency in which the day count convention for the calculation of interest due is based on a 365 or 366 day year, as applicable, shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Base Rate Loans based on the Federal Funds Rate and interest on Fixed Rate Loans (other than Foreign Currency Loans subject to the first sentence of this Section) shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Facility fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                  ARTICLE III.

                            CONDITIONS TO BORROWINGS

         SECTION 3.01 CONDITIONS TO FIRST BORROWING.

         The obligation of each Lender to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in
Section 3.02 and receipt by the Administrative Agent of the following (as to the documents described in paragraphs (a), (c) and (d) below, in sufficient number of counterparts for delivery of a counterpart to each Lender and retention of one counterpart by the Administrative Agent):

                  (a) from each of the parties hereto or thereto of either (i) a duly executed counterpart of this Agreement and each other Loan Document signed by such party or (ii) a facsimile transmission of such executed counterpart (with the original to be sent to the Administrative Agent by overnight courier);

                  (b) duly executed Syndicated Loan Notes for the account of each Lender, if such Lender has requested the delivery of such Notes pursuant to
Section 2.04 and a duly executed Swing Loan Note for the account of Wachovia if so requested pursuant to Section 2.04;

                  (c) an opinion letter of Kevin L. Bloomfield, Vice President, Secretary and General Counsel of the Borrower and the Guarantors, dated as of the Closing Date, substantially in the form of Exhibit B and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Lender may reasonably request;

                  (d) an opinion of Womble Carlyle Sandridge & Rice, PLLC, special counsel for the Administrative Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

                  (e) a certificate (the "Closing Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of the date of the first Borrowing hereunder;

                  (f) all documents which the Administrative Agent or any Lender may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, a certificate of the Borrower substantially in the form of Exhibit J (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Borrower's Certificate of Incorporation,
(ii) the Borrower's Bylaws, (iii) a certificate of the Secretary of State of the State of Delaware as to the good standing of the Borrower as a Delaware corporation, and (iv) the action taken by the Board of Directors of the Borrower authorizing the Borrower's execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower is a party;

                  (g) all documents which the Administrative Agent or any Lender may reasonably request relating to the existence of each Guarantor, the corporate authority for and the validity of the Guaranty and each other Loan Document to which such Guarantor is a party, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, a certificate of such Guarantor substantially in the form of Exhibit K (the "Officer's Certificate of Guarantor"), signed by the Secretary or an Assistant Secretary of such Guarantor, certifying as to the names, true signatures and incumbency of the officer or officers of such Guarantor authorized to execute and deliver the Guaranty and the other Loan Documents to which such Guarantor is a party, and certified copies of the following items: (i) such Guarantor's Certificate of Incorporation, (ii) such Guarantor's Bylaws, (iii) a certificate of the Secretary of State for the state of incorporation of such Guarantor as to the good standing of such Guarantor, and (iv) the action taken by the Board of Directors of such Guarantor authorizing such Guarantor's execution, delivery and performance of the Guaranty and the other Loan Documents to which such Guarantor is a party;

                  (h) a Notice of Borrowing;

                  (i) evidence satisfactory to the Administrative Agent that the Existing Credit Agreement has been terminated and all Debt outstanding thereunder has been repaid in full (or immediately will be repaid in full with the proceeds of the first Borrowing hereunder); and

                  (j) fees payable to the Lenders in accordance with Section 2.07(b).

         In addition, if the Borrower desires funding of a Fixed Rate Loan on the Closing Date, the Administrative Agent shall have received, the requisite number of days prior to the Closing Date, a funding indemnification letter satisfactory to it, pursuant to which (i) the Administrative Agent and the Borrower shall have agreed upon the interest rate, amount of Borrowing and

Interest Period for such Fixed Rate Loan, and (ii) the Borrower shall indemnify the Lenders from any loss or expense arising from the failure to close on the anticipated Closing Date identified in such letter or the failure to borrow such Fixed Rate Loan on such date (other than any such failure caused by a failure by the Lenders to fund such Fixed Rate Loan in violation of this Agreement).

         SECTION 3.02 CONDITIONS TO ALL BORROWINGS.

         The obligation of each Lender to make a Syndicated Loan on the occasion of each Borrowing or of Wachovia to make a Swing Loan is subject to the satisfaction of the following conditions:

                  (a) receipt by the Administrative Agent of a Notice of Borrowing;

                  (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

                  (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing (except to the extent any such representation or warranty is expressly made as of a prior date); and

                  (d) the fact that, immediately after such Borrowing, the conditions set forth in clauses (i) and (ii) of Section 2.01(a) shall have been satisfied.

         Each Borrowing and each Notice of Continuation or Conversion hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing, continuation or conversion (as the case may be) as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section; provided, that (i) if such Notice of Continuation or Conversion is to a Fixed Rate Loan, such Notice of Continuation or Conversion shall be deemed to be such a representation and warranty by the Borrower only as to the matters set forth in paragraphs (b) and (d) above, and (ii) if such Notice of Continuation or Conversion is to a Base Rate Loan, such Notice of Continuation or Conversion shall be deemed to be a representation and warranty by the Borrower only as to the matters set forth in paragraph (d) above.

         SECTION 3.03 DETERMINATIONS UNDER SECTION 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the Closing Date, specifying its objection thereto.

                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and each Lender that:

         SECTION 4.01 CORPORATE EXISTENCE AND POWER. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, the Borrower is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary. Except where the failure to have such could not reasonably be expected to have a Material Adverse Effect, the Borrower has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 4.02 CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents to which the Borrower is a party (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, except for periodic filings under the Securities Exchange Act of 1934, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or (unless any such contravention or default would not reasonably be expected to have a Material Adverse Effect) of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) except for Liens permitted by Section 6.08, do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         SECTION 4.03 BINDING EFFECT. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents to which the Borrower is a party, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

         SECTION 4.04 FINANCIAL INFORMATION.

                  (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 2000, and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Ernst & Young LLP, copies of which have been delivered to each of the Lenders, and the unaudited consolidated financial statements of the Borrower for the interim period ended March 31, 2001, copies of which have been delivered to each of the Lenders, fairly present in all material respects, in conformity with GAAP (except, with respect to the unaudited statements for the interim period, for the absence of footnotes and normal year-end adjustments), the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

                  (b) Since December 31, 2000, there has been no event, act, condition or occurrence having, or which could reasonably be expected to have, alone or in the aggregate, a Material Adverse Effect.

         SECTION 4.05 NO LITIGATION. Except as described on Schedule 4.05 hereto, there is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 4.06 COMPLIANCE WITH ERISA.

                  (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA that has not been appropriately accrued for.

                  (b) Except as set forth on Schedule 4.06, neither the Borrower nor any member of the Controlled Group is or within the preceding 5 years has been obligated to contribute to any Multiemployer Plan.

         SECTION 4.07 COMPLIANCE WITH LAWS; PAYMENT OF TAXES. The Borrower and its Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings or where non-compliance, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state, local and foreign income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. The Borrower has not given or been requested to give a waiver currently in effect of the statute of limitation relating to the payment of Federal, state, local or foreign taxes.

         SECTION 4.08 SUBSIDIARIES. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, each such Subsidiary is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary. Except where the failure to have such could not reasonably be expected to have a Material Adverse Effect, each such Subsidiary has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. As of the Closing Date, the Borrower has no Subsidiaries except for those Subsidiaries listed on

Schedule 4.08, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation. Those Subsidiaries listed on Schedule 1.01A hereto are all of the Significant Domestic Subsidiaries of the Borrower as of the Closing Date. Those Subsidiaries listed on Schedule 1.01B hereto are all of the Significant Foreign Subsidiaries of the Borrower as of the Closing Date.

         SECTION 4.09 INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.10 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         SECTION 4.11 OWNERSHIP OF PROPERTY; LIENS. Each of the Borrower and its Consolidated Subsidiaries has title to its material properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 6.08.

         SECTION 4.12 NO DEFAULT. No Default or Event of Default has occurred and is continuing.

         SECTION 4.13 FULL DISCLOSURE. All information heretofore furnished by the Borrower to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Administrative Agent or any Lender will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Lenders in writing any and all facts which, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 4.14 ENVIRONMENTAL MATTERS. Except as could not reasonably be expected to have a Material Adverse Effect:

                  (a) Neither the Borrower nor any Subsidiary is subject to any Environmental Liability and, except as disclosed in Schedule 4.14A, neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. Except as disclosed in Schedule 4.14B, none of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

                  (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, except for Hazardous Materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in compliance with all applicable Environmental Requirements.

                  (c) The Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiaries' and Affiliates', respective businesses.

         SECTION 4.15 CAPITAL STOCK. All Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim, except as permitted by Section 6.08. At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim, except as permitted by
Section 6.08.

         SECTION 4.16 MARGIN STOCK. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock in violation of the provisions of Regulation T, U or X or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of the provisions of Regulation T, U or X, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation T, U or X.

         SECTION 4.17 INSOLVENCY. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement:
(i) the Borrower will not (x) be "insolvent," within the meaning of such term as used in Official Code of Georgia Annotated ss. 18-2-22 or as defined in ss. 101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA; and (ii) the obligations of the Borrower under the Loan Documents and with respect to the Loans will not be rendered avoidable under any Other Applicable Law. For purposes of this Section 4.17, "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

         SECTION 4.18 INSURANCE. The Borrower and each of its Subsidiaries has (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

         SECTION 4.19 LABOR MATTERS. Except as could not reasonably be expected to have, alone or in the aggregate, a Material Adverse Effect,

                  (a) there are no strikes or lockouts against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened;

                  (b) the hours worked by and payments made to employees of the Borrower or any of its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters;

                  (c) all payments due from the Borrower or any of its Subsidiaries, or for which any claim may be made against the Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been, where legally required or where material, paid or accrued as a liability on the books of the Borrower or its Subsidiary, as appropriate; and

                  (d) except as disclosed in Schedule 4.19, neither the Borrower nor any of its Subsidiaries is party to a collective bargaining agreement.

                                   ARTICLE V.

                              AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any Lender has any Commitment or any amount payable under this Agreement or any other Loan Document remains unpaid:

         SECTION 5.01 INFORMATION. The Borrower will deliver to the Administrative Agent and each of the Lenders:

                  (a) as soon as available and in any event within 100 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Ernst & Young LLP or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Lenders, provided that the delivery within the time period specified above of the Borrower's Annual Report on Form 10-K for such Fiscal Year (together with the Borrower's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with such accountant's opinion, shall be deemed to satisfy the requirements of this Section 5.01(a);

                  (b) as soon as available and in any event within 50 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to the absence of footnotes and normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower, provided that delivery within the time period specified above of copies of the Borrower's Quarterly Report on Form 10-Q for such Fiscal Quarter prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 5.01(b);

                  (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 6.05, 6.06, 6.08, 6.10, 6.11, 6.12 and 6.13 on the date of such financial statements;
(ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (iii) setting forth the Leverage Ratio as of the most recent Performance Pricing Determination Date and the Applicable Margin for Fixed Rate Loans in effect as a result thereof;

                  (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;

                  (e) within 5 Domestic Business Days after a Responsible Officer of the Borrower obtains actual knowledge of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

                  (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under

Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

                  (i) prompt written notice of any legal or arbitral proceedings, or of any proceedings, by or before any governmental or regulatory authority or agency, and any material development in respect of such proceedings, affecting the Borrower or any of its Subsidiaries, if any such proceeding could reasonably be expected to have, alone or in the aggregate, a Material Adverse Effect; and

                  (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Lender, may reasonably request.

         SECTION 5.02 INSPECTION OF PROPERTY, BOOKS AND RECORDS. The Borrower will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity (on a consolidated basis) with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each Subsidiary to permit, in any case at reasonable times and upon reasonable notice, representatives of the Administrative Agent or any Lender at the Administrative Agent's or such Lender's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

         SECTION 5.03 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Except to the extent permitted by Section 6.02, the Borrower shall, and shall cause each Significant Domestic Subsidiary and Significant Foreign Subsidiary to, maintain its corporate existence and not substantially change the general nature of the business in which the Borrower and its Subsidiaries, taken as a whole, are engaged.

         SECTION 5.04 COMPLIANCE WITH LAWS; PAYMENT OF TAXES. The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued or where non-compliance could not, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith and against which the Borrower will set up reserves in accordance with GAAP.

         SECTION 5.05 INSURANCE. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

         SECTION 5.06 MAINTENANCE OF PROPERTY. The Borrower shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted, provided that this Section shall not prevent the Borrower or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Borrower has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 5.07 ENVIRONMENTAL MATTERS.

                  (a) The Borrower shall furnish to the Lenders and the Administrative Agent prompt written notice after obtaining knowledge of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing, if any of such could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) The Borrower will, and will cause each of its Subsidiaries to, handle and use all Hazardous Materials in compliance with all applicable Environmental Requirements, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (c) The Borrower agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act in accordance with sound business practice to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, materially in accordance with all applicable Environmental Requirements.

         SECTION 5.08 ADDITIONAL GUARANTORS.

                  (a) If any Domestic Subsidiary of the Borrower, whether now existing or hereafter organized or acquired, becomes a Significant Domestic Subsidiary at any time after the Closing Date, then the Borrower shall cause such Domestic Subsidiary to become an additional Guarantor, as provided in this
Section 5.08, within 30 days after the date on which such Domestic Subsidiary first becomes a Significant Domestic Subsidiary.

                  (b) The Borrower may elect at any time to have a Domestic Subsidiary become an additional Guarantor as provided in this Section 5.08, provided that, subject to paragraph (c) of this Section, the Borrower may rescind such election at any time that such Domestic Subsidiary is not a Significant Domestic Subsidiary by notice to the Administrative Agent.

                  (c) Upon the occurrence and during the continuation of any Event of Default, if the Required Lenders so direct, the Borrower shall cause all of its Domestic Subsidiaries to become additional Guarantors, as provided in this Section 5.08, within 30 days after the Borrower's receipt of written confirmation of such direction from the Administrative Agent.

                  (d) A Domestic Subsidiary shall become an additional Guarantor by executing and delivering to the Administrative Agent a Guaranty Supplement and an Indemnity, Subrogation and Contribution Agreement Supplement, accompanied by (i) all other Loan Documents related thereto, (ii) certified copies of certificates or articles of incorporation or organization, by-laws, membership operating agreements, and other organizational documents, appropriate authorizing resolutions of the board of directors of such Domestic Subsidiaries, and opinions of counsel comparable to those delivered pursuant to Section 3.01(c), and (iii) such other documents as the Administrative Agent may reasonably request. No Domestic Subsidiary that becomes a Guarantor shall thereafter cease to be a Guarantor or be entitled to be released or discharged from its obligations under the Guaranty or the Indemnity, Subrogation and Contribution Agreement, except as provided in paragraph (b) of this Section.

                                  ARTICLE VI.

                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any Lender has any Commitment or any amount payable under this Agreement or any other Loan Document remains unpaid:

         SECTION 6.01 USE OF PROCEEDS. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, and the provisions of Section 6.06 would not be violated, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock in violation of the provisions of Regulation T, U or X, or (iii) for any purpose in violation of any applicable law or regulation.

         SECTION 6.02 CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) the Borrower or a Subsidiary may merge with another Person if (i) the Borrower or such Subsidiary is the corporation surviving such merger, or if such Subsidiary would not be the surviving Person, the surviving Person would be a Subsidiary of the Borrower (provided that if the Subsidiary party to such merger is a Domestic Subsidiary, then the entity surviving such merger must be a Domestic Subsidiary), and (ii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Borrower may merge with one another (provided that if the Subsidiary party to such merger is a Domestic Subsidiary, then the entity surviving such merger must be a Domestic Subsidiary), or (as long as the Borrower is the corporation surviving such merger) with the Borrower, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit (1) the sale of Receivables pursuant to the Receivables Securitization Program, (2) the sale of finished goods in the ordinary course of business, (3) sales, leases or other transfers of assets by the Borrower to a Guarantor or by any Subsidiary to the Borrower or a Guarantor, (4) any transfer of assets that would be an Investment permitted by Section 6.06, or (5) during any Fiscal Quarter, sales, leases or other transfers of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so sold, leased or transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets sold, leased or transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, either (x) constituted more than 10% of Consolidated Total Assets at the end of the most recent Fiscal Year immediately preceding such Fiscal Quarter, or (y) contributed more than 10% of Consolidated Operating Profits during the 4 Fiscal Quarters immediately preceding such Fiscal Quarter.

         SECTION 6.03 CHANGE IN FISCAL YEAR. The Borrower will not change its Fiscal Year.

         SECTION 6.04 TRANSACTIONS WITH AFFILIATES. Neither the Borrower nor any of its Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower or a Wholly Owned Subsidiary), except for transactions under the Receivables Securitization Program or as permitted by law and in the ordinary course of business and pursuant to terms which are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

         SECTION 6.05 RESTRICTED PAYMENTS. The Borrower will not declare or make any Restricted Payment (other than any Permitted Restricted Payment) after December 31, 2000, if the aggregate amount of such Restricted Payments would exceed 20% of cumulative Consolidated Net Income for all fiscal periods beginning January 1, 2001; provided that after giving effect to the payment of any such Restricted Payments, no Default shall be in existence or be created thereby.

         SECTION 6.06 INVESTMENTS. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except (i) loans or advances to employees not exceeding $3,000,000 in aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on December 31, 2000; (ii) deposits required by government agencies or public utilities, (iii) Investments in direct obligations of the United States Government maturing within one year, (iv) Investments in certificates of deposit issued by a commercial lender whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P or Aa or the equivalent thereof by Moody's, (v) Investments in commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (vi) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's,
(vii) Acquisitions permitted by Section 6.07, (viii) Investments by the Borrower in a Subsidiary and Investments by a Subsidiary in the Borrower or any other Subsidiary; (ix) Investments by a Receivables Subsidiary in a Special Purpose Vehicle, consistent with Standard Securitization Undertakings,
(x) loans and advances to a Receivables Subsidiary evidenced by a Purchase Money Note; and (xi) other Investments which do not at any time exceed an aggregate amount outstanding equal to 5% of Consolidated Tangible Net Worth; provided, however, that immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

         SECTION 6.07 ACQUISITIONS. Neither the Borrower nor any of its Subsidiaries shall consummate any Acquisition other than a Permitted Acquisition.

         SECTION 6.08 LIMITATION ON LIENS AND SUBSIDIARY DEBT. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, and the Borrower shall not permit any Subsidiary to incur or suffer to exist any Debt, except:

                  (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $250,000;

                  (b) any Lien existing on any specific fixed asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

                  (c) any Lien on any specific fixed asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

                  (d) any Lien on any specific fixed asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

                  (e) any Lien existing on any specific fixed asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

                  (f) Liens securing Debt owing by any Subsidiary to the Borrower or a Guarantor or by the Borrower to a Guarantor;

                  (g) any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal;

                  (h) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

                  (i) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business, such as those arising from contesting taxes or landlord claims, entering into leases, or submitting bids;

                  (j) any Lien on Margin Stock;

                  (k) Debt owing to the Borrower or another Subsidiary;

                  (l) Liens on Receivables Program Assets pursuant to a Receivables Securitization Program;

                  (m) Receivables Program Obligations;

                  (n) any Guarantee by any Subsidiary of any Debt of the Borrower;

                  (o) Debt arising pursuant to this Agreement or the other Loan Documents; and

                  (p) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt (other than indebtedness represented by the Notes), and Debt of Subsidiaries not otherwise permitted by the foregoing paragraphs of this Section, in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Tangible Net Worth at such time;

provided that, notwithstanding the foregoing exceptions in the foregoing paragraphs of this Section, the Borrower shall not (x) permit any Foreign Subsidiary to incur or suffer to exist any Debt (other than Debt owing to the Borrower or another Subsidiary) if after giving effect to the incurrence or existence of such Debt the aggregate outstanding amount of Debt of all Foreign Subsidiaries (other than Debt owing to the Borrower or another Subsidiary) would exceed $15,000,000 or the Dollar Equivalent thereof or (y) create, assume or suffer to exist, nor shall it permit any Subsidiary to create, assume or suffer to exist, any Lien on any Capital Stock of any Significant First Tier Foreign Subsidiary.

         SECTION 6.09 CERTAIN RESTRICTIONS ON BORROWER AND SUBSIDIARIES. The Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of (a) any such Subsidiary to (i) pay any dividends or make any other distributions on its Capital Stock or any other interest or (ii) make or repay any loans or advances made by the Borrower or any other Subsidiary to such Subsidiary or (b) the Borrower or any such Subsidiary to create a Lien on any of the Capital Stock of any Significant First Tier Foreign Subsidiary (other than, in the case of this clause (b), any restriction contained in the Note Purchase Agreements).

         SECTION 6.10 MINIMUM INTEREST COVERAGE. The Interest Coverage Ratio at the end of each Fiscal Quarter for the period of 4 consecutive Fiscal Quarters then most recently ended will not be equal to or less than 3.0 to 1.0.

         SECTION 6.11 LEVERAGE RATIO. The Leverage Ratio will not at any time be equal to or exceed 0.60 to 1.00.

         SECTION 6.12 MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Consolidated Tangible Net Worth will at no time be less than $167,858,850, plus the sum of
(i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after December 31, 2000 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any Fiscal Quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after December 31, 2000, calculated quarterly at the end of each Fiscal Quarter.

         SECTION 6.13 LIMITATION ON INDEBTEDNESS. Following the date of this Agreement, the Borrower shall not create, incur, assume, or otherwise become directly or indirectly liable with respect to any Long-Term Debt, except:

                  (a) Debt arising pursuant to this Agreement or the other Loan Documents;

                  (b)      Debt owing to a Subsidiary; and

                  (c) Long-Term Debt (in addition to Debt described in (a) and
(b) of this Section) the aggregate outstanding amount of which at no time exceeds the sum of $75,000,000 plus 5% of Consolidated Tangible Net Worth at such time. For the avoidance of doubt, Long-Term Debt existing on the date of this Agreement is not prohibited by this Section.

         SECTION 6.14 MOST FAVORED LENDER STATUS. Should the Borrower, while this Agreement is in effect or any Loan remains outstanding, issue any Long-Term Debt pursuant to a loan agreement, credit agreement, note purchase agreement, indenture, or other similar instrument, or amend any loan agreement, credit agreement, note purchase agreement, indenture or other similar instrument executed in connection with any Long-Term Debt (whether issued before or after the date of this Agreement), which instrument includes covenants, warranties, representations or defaults, or events of default (or any other type of restriction which would have the practical effect of any of the foregoing, including, without limitation, any "put" or mandatory prepayment of such Long-Term Debt) other than, or more restrictive on the Borrower than, those set forth herein, the Borrower shall promptly so notify the Administrative Agent, and if the Administrative Agent shall so request by written notice to the Borrower (after a determination has been made by the Administrative Agent that any of the above-referenced documents or instruments contain any provisions, which either individually or in the aggregate, are more favorable than any of the provisions set forth in this Agreement), the Borrower and the Lenders shall promptly amend this Agreement to incorporate some or all of such provisions, in the discretion of the Administrative Agent and the Required Lenders, into this Agreement.



                                  ARTICLE VII.

                                    DEFAULTS

         SECTION 7.01 EVENTS OF DEFAULT. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

                  (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.01(e) or 5.02(ii) or Article VI; or

                  (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender or (ii) a Responsible Officer of the Borrower otherwise becomes aware of any such failure; or

                  (d) any representation, warranty, certification or statement made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made); or

                  (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt outstanding in an aggregate principal amount equal to or greater than $10,000,000 (other than the Notes) when due, after taking into account any applicable grace period; or

                  (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding in an aggregate principal amount equal to or greater than $10,000,000 of the Borrower or any Subsidiary (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary) or enables the holders of such Debt or commitment or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary); or

                  (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                  (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                  (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or the Borrower or any other member of the Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any withdrawal liability with respect to, a Multiemployer Plan; and any such event or events described in this paragraph could reasonably be expected to have a Material Adverse Effect; or

                  (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

                  (k) a federal tax lien shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

                  (l) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
1934) of 20% or more of the outstanding shares of the voting stock of the Borrower (provided that the foregoing reference to 20% shall be deemed to be instead a reference to 50% with respect to any Person to whom the Borrower issues its voting stock in connection with a Permitted Acquisition for the purpose of consummating such Permitted Acquisition); or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

                  (m) the Guaranty shall cease to be enforceable or the Borrower or any Subsidiary shall assert that any Loan Document is unenforceable;

then, and in every such event, (i) the Administrative Agent shall, if requested by the Required Lenders, by notice to the Borrower terminate the Commitments and they shall thereupon terminate and (ii) the Administrative Agent shall, if requested by the Required Lenders, by notice to the Borrower declare the Notes (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents, to be, and the Notes, including the Swing Loan Note (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Lenders, the Commitments shall thereupon terminate and the Notes, including the Swing Loan Note (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity.

                                 ARTICLE VIII.

                            THE ADMINISTRATIVE AGENT

         SECTION 8.01 APPOINTMENT; POWERS AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its Administrative Agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender; (b) makes no warranty or representation to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Lender under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, and then only on terms and conditions satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VIII are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Administrative Agent shall act solely as Administrative Agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender.

         SECTION 8.02 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders in any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

         SECTION 8.03 DEFAULTS. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 8.04 RIGHTS OF ADMINISTRATIVE AGENT AND ITS AFFILIATES AS A LENDER. With respect to its Commitment and the Loans made by it and any of its Affiliates, Wachovia (and any successor acting as Administrative Agent hereunder) in its capacity as a Lender hereunder and any Affiliate of Wachovia in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Wachovia in its individual capacity and any Affiliate of the Administrative Agent in its individual capacity. Wachovia (and any successor acting as Administrative Agent hereunder) and any Affiliate thereof may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of the Borrower's Affiliates) as if it were not acting as the Administrative Agent, and Wachovia and any Affiliate thereof may accept fees and other consideration from the Borrower or any Subsidiary or Affiliate thereof for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Lenders.

         SECTION 8.05 INDEMNIFICATION. Each Lender severally agrees to indemnify the Administrative Agent, to the extent the Administrative Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, reasonable counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Borrower is obligated to pay under Section 10.03 or any amount the Borrower is obligated to pay under Section 10.04, but excluding, unless a Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         SECTION 8.06 CONSEQUENTIAL DAMAGES. THE ADMINISTRATIVE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY LENDER, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 8.07 REGISTERED HOLDER OF LOAN TREATED AS OWNER. The Administrative Agent may deem and treat each Person in whose name a Loan is registered as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the provisions of Section 10.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

         SECTION 8.08 NONRELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself (or any Lender) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates.

         SECTION 8.09 FAILURE TO ACT. Except for action expressly required of the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Section 8.05 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

         SECTION 8.10 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Any successor Administrative Agent shall be a bank or other financial institution which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this
Article VIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

         SECTION 8.11 OTHER AGENTS. The Borrower and each Lender hereby acknowledges that any Lender designated as an "Agent" on the signature pages hereof (other than the Administrative Agent) shall not have any obligations, duties or liabilities hereunder other than in its capacity as a Lender.

                                  ARTICLE IX.

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

         SECTION 9.01 BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. If on or prior to the first day of any Interest Period:

                  (a) the Administrative Agent determines that deposits in Dollars or other applicable Foreign Currency (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

                  (b) the Required Lenders advise the Administrative Agent that the London Interbank Offered Rate, or IBOR, as applicable, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding Fixed Rate Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Euro-Dollar Loans or Foreign Currency Loans specified in such notice, or to permit continuations or conversions into Euro-Dollar Loans or Foreign Currency Loans, shall be suspended. Unless the Borrower notifies the Administrative Agent at least 2 Euro-Dollar Business Days before the date of any Borrowing of Euro-Dollar Loans for which a Notice of Borrowing has previously been given, or continuation or conversion into such Euro-Dollar Loans for which a Notice of Continuation or Conversion has previously been given, that it elects not to borrow or so continue or convert on such date, such Borrowing shall instead be made as a Base Rate Borrowing, or such Euro-Dollar Loan shall be converted to a Base Rate Loan.

         SECTION 9.02 ILLEGALITY. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority issued after the date hereof shall make it unlawful or impossible for any Lender (or its Lending Office) to make, maintain or fund its Fixed Rate Loans and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until such Lender notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make or permit continuations or conversions of Fixed Rate Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Lender shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If such Lender shall determine that it may not lawfully continue to maintain and fund any of its outstanding Fixed Rate Loans to maturity, and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each affected Fixed Rate Loan of such Lender, together with accrued interest thereon and any amount due such Lender pursuant to Section 9.05(a). Concurrently with prepaying each such Fixed Rate Loan that is a Euro-Dollar Loan, the Borrower may borrow a Base Rate Loan in an equal principal amount from such Lender (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Lenders).

         SECTION 9.03 INCREASED COST AND REDUCED RETURN.

         (a) If after the date hereof, a Change of Law or compliance by any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority issued after the date hereof:

                  (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage and excluding with respect to any Foreign Currency Loan any such requirement included in the definition of "Adjusted IBOR Rate") against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office); or

                  (ii) shall impose on any Lender (or its Lending Office) or on the London or other applicable interbank market any other condition affecting its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) under this Agreement or under its Notes with respect thereto (other than resulting from income taxes), by an amount deemed by such Lender to be material, then, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Authority, or compliance by any Lender (or its Lending Office or the bank holding company of which such Lender is a Subsidiary) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority issued after the date hereof, has or would have the effect of reducing the rate of return on such Lender's (or such bank holding company's) capital as a consequence of its obligations hereunder to a level below that which such Lender (or such bank holding company) could have achieved but for such adoption, change or compliance (taking into consideration such Lender's (or such bank holding company's) policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or such bank holding company) for such reduction.

(c) Each Lender will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate of any Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be rebuttable presumptive evidence thereof. In determining such amount, such Lender may use any reasonable averaging and attribution methods. No Lender shall claim compensation under this Section for any period of time before 120 days prior to the delivery of such notice (unless such notice relates to a matter having retroactive effect in which case such 120 days shall be extended by such period of retroactivity).

                  (d) The provisions of this Section 9.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

         SECTION 9.04 BASE RATE LOANS SUBSTITUTED FOR EURO-DOLLAR LOANS. If (i) the obligation of any Lender to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 9.02 or (ii) any Lender has demanded compensation under Section 9.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                  (a) all Loans which would otherwise be made by such Lender as, or permitted to be continued as or converted into Euro-Dollar Loans shall instead be made as or converted into Base Rate Loans (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Lenders), and

                  (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

         SECTION 9.05 COMPENSATION. Upon the request of any Lender, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Lender such amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender as a result of:

                  (a) any payment or prepayment (pursuant to Section 2.10, 2.12, 7.01, 9.02 or otherwise) of a Fixed Rate Loan on a date other than the last day of an Interest Period for such Loan; or

                  (b) any failure by the Borrower to prepay a Fixed Rate Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

                  (c) any failure by the Borrower to borrow a Fixed Rate Loan on the date for the Borrowing of which such Fixed Rate Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02;

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Fixed Rate Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Fixed Rate Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Fixed Rate Loan provided for herein over (y) the amount of interest (as reasonably determined by such Lender) such Lender would have paid on deposits in Dollars or applicable Foreign Currency of comparable amounts having terms comparable to such period placed with it by leading lenders in the London or other applicable interbank market. No Lender shall claim compensation under this Section for any period of time before 120 days prior to the delivery of such notice.

         SECTION 9.06 REPLACEMENT OF LENDERS. If any Lender (a "Notice Lender") makes demand for amounts owed under Section 9.03 (other than due to any change in the Eurodollar Reserve Percentage), or gives notice under Section 9.02 that it can no longer participate in Fixed Rate Loans, then in each case the Borrower shall have the right, if no Default or Event of Default exists, and subject to the terms and conditions set forth in Section 10.08(c), to designate an assignee (a "Replacement Lender") to purchase the Notice Lender's share of outstanding Syndicated Loans and all other obligations hereunder and to assume the Notice Lender's obligations to the Borrower under this Agreement; provided, that, any Replacement Lender must be reasonably acceptable to the Administrative Agent and the Required Lenders (and, in any event, may not be an Affiliate of the Borrower). Subject to the foregoing, the Notice Lender agrees to assign without recourse to the Replacement Lender its share of outstanding Syndicated Loans and its Commitment, and to delegate to the Replacement Lender its obligations to the Borrower under this Agreement and its future obligations to the Administrative Agent under this Agreement. Upon such sale and delegation by the Notice Lender and the purchase and assumption by the Replacement Lender, and compliance with the provisions of Section 10.08(c), the Notice Lender shall cease to be a "Lender" hereunder and the Replacement Lender shall become a "Lender" under this Agreement; provided, however, that any Notice Lender shall continue to be entitled to the indemnification provisions contained elsewhere herein.

         SECTION 9.07 FAILURE TO PAY IN FOREIGN CURRENCY. If the Borrower is unable for any reason to effect payment in a Foreign Currency as required by this Agreement, each Lender may, through the Administrative Agent, require such payment to be made in Dollars in the Dollar Equivalent amount of such payment. In any case in which the Borrower shall make such payment in Dollars, such Borrower agrees to hold the Lenders harmless from any loss incurred by the Lenders arising from any change in the value of Dollars in relation to such Foreign Currency between the date such payment became due and the date of payment thereof.

         SECTION 9.08 JUDGMENT CURRENCY. The Borrower, the Administrative Agent and each Lender hereby agree that if, in the event that a judgment is given in relation to any sum due to the Administrative Agent or any Lender hereunder, such judgment is given in a currency (the "Judgment Currency") other than that in which such sum was originally denominated (the "Original Currency"), the Borrower agrees to indemnify the Administrative Agent or such Lender, as the case may be, to the extent that the amount of the Original Currency which could have been purchased by the Administrative Agent in accordance with normal banking procedures on the Foreign Currency Business Day following receipt of such sum is less than the sum originally due hereunder in the Original Currency, and if the amount so purchased exceeds the amount which could have been so purchased had such purchase been made on the day on which such judgment was given or, if such day is not a Foreign Currency Business Day, on the Foreign Currency Business Day immediately preceding such judgment, the Administrative Agent or the applicable Lender agrees to remit such excess to the Borrower. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in an Original Currency into a Judgment Currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Judgment Currency with such Original Currency on the Foreign Currency Business Day preceding that on which final judgment is given. The agreement in this Section 9.08 shall survive the termination of this Agreement.

         SECTION 9.09 MONETARY UNION IN THE EUROPEAN COMMUNITY.

                  (a) If, as a result of the implementation of the EMU, (i) any currency available for borrowing under this Agreement (a "national currency") ceases to be lawful currency of the state issuing the same and is replaced by the euro or (ii) any national currency and the euro are at the same time both recognized by the central bank or comparable governmental authority of the state issuing such currency as lawful currency of such state, then any amount payable hereunder by any party hereto in such national currency shall instead be payable in the euro and the amount so payable shall be determined by redenominating or converting such amount into the euro at the exchange rate officially fixed by the European Central Bank for the purpose of implementing the EMU, provided, that to the extent any EMU Legislation provides that an amount denominated either in the euro or in the applicable national currency can be paid either in euros or in the applicable national currency, each party to this Agreement shall be entitled to pay or repay such amount in euros or in the applicable national currency. Prior to the occurrence of the event or events described in clause (i) or (ii) of the preceding sentence, each amount payable hereunder in any such national currency will, except as otherwise provided herein, continue to be payable only in that national currency.

                  (b) In addition, this Agreement will be amended to the extent determined by the Administrative Agent and Required Lenders (acting reasonably and in consultation with the Borrower) to be necessary to reflect such implementation of the EMU and change in currency and to put the Lenders and the Borrower in the same position, so far as possible, that they would have been in if such implementation and change in currency had not occurred; provided that if the obligations of the Borrower under this Agreement would be materially increased as a result of such amendment, the consent of the Borrower to such amendment must be obtained. Except as provided in the foregoing provisions of this Section, no such implementation or change in currency nor any economic consequences resulting therefrom shall (i) give rise to any right to terminate prematurely, contest, cancel, rescind, alter, modify or renegotiate the provisions of this Agreement or (ii) discharge, excuse or otherwise affect the performance of any obligations of the Borrower or the Lenders under this Agreement or any Notes.



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

                                   ARTICLE X.

                                  MISCELLANEOUS

         SECTION 10.01 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective
(i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article IX shall not be effective until received.

         SECTION 10.02 NO WAIVERS. No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 10.03 EXPENSES; DOCUMENTARY TAXES. The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Administrative Agent, including fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or reasonably alleged Default hereunder or thereunder and (ii) if a Default occurs, all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Lenders, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including reasonable out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Administrative Agent and each Lender against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

         SECTION 10.04 INDEMNIFICATION.

                  (a) The Borrower shall indemnify the Administrative Agent, the Lenders and each Affiliate thereof and their respective directors, officers, employees and Administrative Agents (each, an "Indemnified Party") from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any transaction contemplated by this Agreement or any other Loan Document or any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Lender hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Administrative Agent or any of the Lenders to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Administrative Agent and each Lender, and each Affiliate thereof and their respective directors, officers, employees and Administrative Agents, upon demand for any reasonable out-of-pocket expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses which are determined by a final, non-appealable judgment of a court to have been incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified. In the case of any investigation, litigation or other proceeding to which the indemnity in this Section applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or any Subsidiary or Affiliate thereof, or any of their respective directors, shareholders, or creditors or an Indemnified Party, or any other Person or any Indemnified Party is otherwise a party thereto and whether or not any transaction contemplated by this Agreement or any other Loan Document is consummated. Without in any way limiting Section 8.06, the Borrower agrees, on its own behalf and on behalf of each of its Subsidiaries and Affiliates, not to assert any claim against the Administrative Agent, any Lender, any of their respective Affiliates, or any of their respective directors, officers, employees, attorneys, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of any of the Loans.

                  (b) The Borrower shall not be responsible or liable to any Lender or the Administrative Agent for any punitive, exemplary or consequential damages which may be alleged as a result of this Agreement, the other Loan Documents or any of the transactions contemplated hereby or thereby; provided that if any Person that is not an Affiliate or a Subsidiary of the Administrative Agent or any Lender obtains a judgment for or otherwise recovers against the Administrative Agent or any Lender any amount that would otherwise be subject to indemnification by the Borrower pursuant to the terms of paragraph
(a) of this Section, the foregoing provision in this paragraph (b) shall not limit the liability of the Borrower under paragraph (a) of this Section.

         SECTION 10.05 SETOFF; SHARING OF SETOFFS.

                  (a) The Borrower hereby grants to the Administrative Agent and each Lender and to Wachovia as to the Swing Loan Note, a lien for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Administrative Agent or any such Lender or otherwise in the possession or control of the Administrative Agent or any such Lender for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Administrative Agent or any such Lender, whether now existing or hereafter established hereby authorizing the Administrative Agent and each Lender at any time or times that an Event of Default has occurred and is continuing, with or without prior notice, to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Lenders and/or the Administrative Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Administrative Agent or any such Lender as soon as the same may be put in transit to it by mail or carrier or by other bailee.

                  (b) Each Lender agrees that if it shall, by exercising any right of setoff or counterclaim or resort to collateral security (if any) or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Syndicated Note held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of all principal and interest owing with respect to the Syndicated Note held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Syndicated Notes held by the other Lenders owing to such other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Syndicated Notes held by the Lenders owing to such other Lenders shall be shared by the Lenders pro rata; provided that (i) nothing in this Section shall impair the right of any Lender to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Syndicated Notes, and (ii) if all or any portion of such payment received by the purchasing Lender is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price of such participation to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (x) the amount of such other Lender's required repayment to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         SECTION 10.06 AMENDMENTS AND WAIVERS. Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that, no such amendment or waiver shall, unless signed by each Lender directly affected thereby (i) increase the Commitment of any Lender, (ii) reduce the principal of or the rate of interest on any Loan or any fees (other than fees payable to the Administrative Agent) hereunder, (iii) extend the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) reduce the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (viii) release any Guarantee given to support payment of the Loans (other than as provided in Section 5.08(b)).

         SECTION 10.07 INDEPENDENCE OF COVENANTS. All covenants under this Agreement and the other Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise allowed by, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         SECTION 10.08 SUCCESSORS AND ASSIGNS.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights or obligations under this Agreement.

                  (b) Any Lender may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender hereunder or any other interest of such Lender hereunder. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. In no event shall a Lender that sells a participation be obligated to the Participant (other than a Participant that is an Affiliate of such Lender) to take or refrain from taking any action hereunder except that such Lender may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the extension of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the reduction of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the reduction of the principal of the related loan or loans, (iv) any reduction in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any Guarantee given to support payment of the Loans (other than as provided in Section 5.08(b)). Each Lender selling a participating interest to any Person other than an Affiliate or Related Fund of such Lender in any Loan, Note, Commitment or other interest under this Agreement shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Article IX with respect to its participation in Loans outstanding from time to time.

                  (c) Any Lender may at any time assign to one or more commercial banks, finance companies, insurance companies or other financial institution or fund which, in each case, in the ordinary course of business extends credit of the type contemplated herein and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of ERISA (each an "Assignee") all or a proportionate part of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Lender and the Administrative Agent (and, in the case of an Assignee that is not then a Lender or an Affiliate or Related Fund of a Lender, subject to clause (iii) below, by the Borrower); provided that (i) no interest may be sold by a Lender pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Lender's Commitment, (ii) if a Lender is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $5,000,000 (except that there shall be no such minimum if the assignment is to any Lender or any Affiliate or Related Fund of any Lender), and (iii) no interest may be sold by a Lender pursuant to this paragraph (c) to any Assignee that is not then a Lender or an Affiliate or Related Fund of a Lender without the consent of the Administrative Agent and (unless a Default has occurred and is continuing) the Borrower, which consent in either case shall not be unreasonably withheld. Upon (A) execution of the Assignment and Acceptance by such transferor Lender, such Assignee, the Administrative Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the LSTA Assignment to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, (D) payment of a processing and recordation fee to the Administrative Agent of (1) if such Assignee is a Lender or an Affiliate or Related Fund of a Lender, $1,000, and
(ii) for any other Assignee, $3,500, and (E) recordation of such assignment on the Register, as defined and provided below, such Assignee shall for all purposes be a Lender party to this Agreement and shall have all the rights and obligations of a Lender under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required. The Borrower hereby designates the Administrative Agent to serve as the Borrower's Administrative Agent, solely for purposes of this Section 10.08(c), to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lenders, the transfer of any Commitment of such Lenders and the rights to the principal of, and interest on, any Loan shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered LSTA Assignment pursuant to this Section 10.08(c). Coincident with the delivery of such an LSTA Assignment to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Commitment and/or Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender any Note evidencing such Commitment and/or Loan, and thereupon one or more new Notes in the aggregate principal amount so assigned shall be issued to the new Lender and, if applicable, a new Note shall be issued to the assigning or transferor Lender in the remaining aggregate principal amount of its Commitment and/or Loan not so assigned. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 10.08(c); but excluding any such losses, claims, damages and liabilities which are determined by a final, non-appealable judgment of a court to have been incurred by reason of the gross negligence or willful misconduct of the Administrative Agent. Each Lender agrees to indemnify the Borrower and the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Borrower or the Administrative Agent by reason of the inaccuracy of any information which is furnished by such Lender concerning such Lender or its Lending Office or the amount assigned pursuant to the LSTA Assignment.

                  (d) Subject to the provisions of Section 10.09, the Borrower authorizes each Lender to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee which has executed on LSTA Confidentiality Agreement any and all financial information in such Lender's possession concerning the Borrower which has been delivered to such Lender by the Borrower pursuant to this Agreement or which has been delivered to such Lender by the Borrower in connection with such Lender's credit evaluation prior to entering into this Agreement.

                  (e) No Transferee shall be entitled to receive any greater payment under Section 9.03 than the transferor Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of
Section 9.02 or 9.03 requiring such Lender to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                  (f) Anything in this Section 10.08 to the contrary notwithstanding, any Lender may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Lender from its obligations hereunder.

         SECTION 10.09 CONFIDENTIALITY. Each Lender agrees to exercise commercially reasonable efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Lender from disclosing such information (i) to any other Lender or to an Affiliate of such Lender, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Lender or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Lender's legal counsel and independent auditors, and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder in accordance with Section 10.08(d); provided that should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, to the extent permitted by law, any relevant Lender shall promptly notify the Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, no Lender shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

         SECTION 10.10 REPRESENTATION BY LENDERS. Each Lender hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided that, subject to Section 10.08, the disposition of the Note or Notes held by that Lender shall at all times be within its exclusive control.

         SECTION 10.11 OBLIGATIONS SEVERAL. The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or commitment of any other Lender hereunder. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         SECTION 10.12 GEORGIA LAW. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

         SECTION 10.13 SEVERABILITY. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

         SECTION 10.14 INTEREST. In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Lender, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Lender in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the

Administrative Agent and the Lenders do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Administrative Agent or the Lenders hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable, against the Administrative Agent or any Lender, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Administrative Agent or any Lender, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Administrative Agent and each Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

         SECTION 10.15 INTERPRETATION. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         SECTION 10.16 WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION. The Borrower (a) and each of the Lenders and the Administrative Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) agrees that service of process may be made upon it in the manner prescribed in Section
10.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Administrative Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.





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

         SECTION 10.17 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 10.18 SOURCE OF FUNDS -- ERISA. Each of the Lenders hereby severally (and not jointly) represents to the Borrower that no part of the funds to be used by such Lender to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest nor (ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.




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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                         BELDEN INC.



                         By:                                           (SEAL)
                                ---------------------------------------
                                Title:
                                      --------------------------------------

                         Belden Inc.
                         7701 Forsyth Boulevard, Suite 800
                         St. Louis, Missouri 63105
                         Attention:  Stephen H. Johnson, Treasurer
                         Telecopier number:  314-854-8004
                         Telephone number:   314-854-8017






                       Signature Page of Credit Agreement
                                   Page 1 of 8

COMMITMENTS                           WACHOVIA BANK, N.A., as Administrative
                                      Agent and as a Lender

$32,000,000                           By:                                 (SEAL)
                                            ------------------------------

                                            Title:
                                                  ------------------------------

                                      Lending Office
                                      Wachovia Bank, N.A.
                                      191 Peachtree Street, N.E.
                                      Atlanta, Georgia 30303-1757
                                      Attention:  Syndications Group
                                      Telecopier number:  404-332-1394
                                      Confirmation number:  404-332-6971










                       Signature Page of Credit Agreement
                                   Page 2 of 8

                                  SUNTRUST BANK, as Syndication Agent and as a Lender

$27,500,000                       By:                                     (SEAL)
                                        ----------------------------------

                                        Title:
                                              ----------------------------------

                                  Lending Office
                                  SunTrust Bank
                                  303 Peachtree Street
                                  10th Floor, MC 1928
                                  Atlanta, Georgia 30308
                                  Attention:  Linda L. Dash
                                  Telecopier number:  404-658-4905
                                  Confirmation number:  404-658-4923








                       Signature Page of Credit Agreement
                                   Page 3 of 8

                                 FIRSTAR BANK, N.A., as Documentation Agent and as a Lender

$27,500,000                      By:                                      (SEAL)
                                       -----------------------------------

                                       Title:
                                             -----------------------------------

                                 Lending Office
                                 Firstar Bank
                                 1 Firstar Plaza
                                 7th & Locust -- 12th Floor
                                 St. Louis, Missouri 63101
                                 Attention:  Eric Hartman
                                 Telecopier number:  314-418-3859
                                 Confirmation number:  314-418-2336












                       Signature Page of Credit Agreement
                                   Page 4 of 8

                                 ING BARINGS

$23,000,000                      By:                                    (SEAL)
                                       ---------------------------------
                                       Title:
                                             ---------------------------------

                                 Lending Office
                                 ING Barings LLC
                                 District Noorden
                                 Midden-Limburg
                                 P.O. Box 24
                                 Verlo, 5900 AA Netherlands
                                 Telecopier number:  011-31-77-3543-522
                                 Confirmation number:  011-31-77-32-14-631







                       Signature Page of Credit Agreement
                                   Page 5 of 8

                                   COMERICA BANK, as a Lender

$15,000,000                        By:                                   (SEAL)
                                         --------------------------------
                                         Title:
                                               --------------------------------

                                   Lending Office
                                   Comerica Bank
                                   Comerica Tower at Detroit Center
                                   500 Woodward Avenue
                                   Detroit, Michigan 48226
                                   Attention:  Neran Shaya
                                   Telecopier number:  313-222-9516
                                   Confirmation number:  313-222-3070











                       Signature Page of Credit Agreement
                                   Page 6 of 8

                                THE NORTHERN TRUST COMPANY, as a
                                Lender

$15,000,000                     By:                                       (SEAL)
                                      ------------------------------------
                                      Title:
                                            -----------------------------------

                                Lending Office
                                The Northern Trust Company
                                50 South La Salle Street
                                Chicago, Illinois 60675
                                Attention: Fredric McClendon
                                Telecopier number:   312-444-7028
                                Confirmation number: 312-557-1893









                       Signature Page of Credit Agreement
                                   Page 7 of 8

                                  THE INDUSTRIAL BANK OF JAPAN,
                                  LIMITED, as a Lender

$10,000,000                       By:                                    (SEAL)
                                        ---------------------------------
                                        Title:
                                               --------------------------------

                                  Lending Office
                                  The Industrial Bank of Japan, Limited
                                  277 West  Monroe Street
                                  Suite 2600
                                  Chicago, Illinois 60606
                                  Attention:  Steve Ryan
                                  Telecopier number:  312-855-8200
                                  Confirmation number:  312-855-6251

TOTAL COMMITMENTS

$150,000,000







                       Signature Page of Credit Agreement

                                 SCHEDULE 1.01A

                        Significant Domestic Subsidiaries



Name                                               Jurisdiction of Incorporation

Belden Communications Company                                Delaware

Belden Wire & Cable Company                                  Delaware

                                 SCHEDULE 1.01B

                        Significant Foreign Subsidiaries



Name                                               Jurisdiction of Incorporation

Belden Wire & Cable B.V.                                  Netherlands

Belden UK Limited                                         United Kingdom

                                  SCHEDULE 4.05


On June 26, 1999, Belden Inc. acquired the parent company of Cable Systems International Inc. ("CSI" now called "Belden Communications Company") by merger with a wholly-owned subsidiary of Belden Inc. In 1996, several CSI employees filed claims with the Equal Employment Opportunity Commission ("EEOC") alleging gender-based discrimination as a result of the physical abilities test ("PAT") they were required to take to qualify for higher lift level positions. The PATs, which were developed and validated by an outside company specializing in work place testing, are designed to measure an employee's physical qualifications for jobs requiring heavy lifting. The claimants, who were all females, had failed to pass the PATs and were ineligible for the higher lift level positions they were seeking. The majority of claimants did not suffer an economic loss for failing to qualify for these positions. For some time, the matter was pending with the EEOC. However, on September 27, 2000, the EEOC notified Belden that they believe that reasonable cause exists to show that the PAT violates Title VII of the Civil Rights Act of 1964 as it purportedly discriminates against women, including but not limited to the claimants under the original EEOC claim. The EEOC seeks to resolve the matter by the informal method of conciliation and has invited Belden to reach a "just resolution" of the matter. Belden has provided the EEOC some of the additional information they have requested and is awaiting a further response from the EEOC.

                                  SCHEDULE 4.08

                                  Subsidiaries




NAME                                                                      JURISDICTION OF INCORPORATION
----                                                                      -----------------------------
Cable Systems Holding Company                                                        Delaware
Belden Communications Company                                                        Delaware
Belden Communications Holding, Inc.                                                  Delaware
Belden (UK) Finco Limited Partnership                                             United Kingdom
Belden Wire & Cable Company                                                          Delaware
Belden International, Inc.                                                           Delaware
Belden Holdings, Inc.                                                                Delaware
Belden International Holdings B.V.                                                 Netherlands
Belden Europe B.V.                                                                 Netherlands
Belden Wire & Cable B.V.                                                           Netherlands
Belden Finance Gbr                                                                   Germany
Belden Deutschland GmbH                                                              Germany
Belden Electronics GmbH                                                              Germany
Belden-EIW GmbH & Co. KG                                                             Germany
Belden Dunakabel Kfr.                                                                Hungary
Belden Dorfler GmbH                                                                  Austria
Belden Foreign Sales Corporation                                                     Barbados
Belden Electronics Argentina S.A.                                                   Argentina
Belden (Canada) Inc.                                                                  Canada
Belden Electronics S.a.r.1.                                                           France
Belden UK Limited                                                                 United Kingdom
Belden Electronics S.A. de C.V.                                                       Mexico
Belden Brasil Comercial Ltda.                                                         Brazil
Belden Pacific Finance Pty.                                                         Australia
Belden Pacific Finance Unit Trust                                                   Australia
Belden Australia Pty. Ltd.                                                          Australia
Belden Superannuation Pty. Ltd.                                                     Australia
Belden Technologies Inc.                                                             Delaware


                                 SCHEDULE 4.14A


In 1970, Lee County, Mississippi opened a landfill at a site in a rural area, about four miles east of Tupelo, Mississippi. In the mid-1970s, the County received approval to construct a vault at the site to store liquid hazardous waste generated by local industry. The County received waste at the vault for approximately three years before the State, in 1978, ordered the vault closed. In 1991, the State commissioned an environmental study of the vault. The study found that waste from the vault leaked through the vault's lining, causing contamination of soil and groundwater, primarily volatile organic compounds
(VOCs) and metals.

The County has identified 27 PRPs, including Belden, that sent liquid waste to the vault. Of these 27 PRPs, seven are considered significant, including Belden, and have formed a Solvent Vault Group. Belden's former magnet wire facility at Pontotoc, Mississippi, which is now closed, allegedly sent 49 tons of an estimated 517 tons of industrial waste to the vault. Belden may be allocated between 5%-10% of the waste. However, Belden believes that it sent to the vault for disposal primarily waste water mixed with animal fat, vegetable oil and traces of copper. The waste water is the typical waste generated from the copper drawing process, which was conducted at Belden's Pontotoc facility. Belden believes that it would have disposed of any VOCs in another manner, which is the State's primary concern.

There is another factor that may reduce Belden's liability: the State of Mississippi has established a corrective action trust fund, which will provide reimbursement for cleanup costs to the owners of certain disposal facilities. The trust is funded by a "tipping fee" at landfill locations, and will mitigate the remediation costs of those who qualify. The trust's first applicant for funding is the Lee County site. The trust is paying for the next phase of investigation at this site. However, it is unclear to what extent the trust will fund the remediation effort, due in part to its limited funding and the possibility that other applicants may present situations with higher priorities.

Meanwhile, the investigation at the site by the County continues to determine the area of contamination. Preliminary results revealed the presence of contamination in the area of the vault. Until this investigation is completed, Belden cannot accurately estimate its assessment of remediation costs.

                                     A-1-1

                                 SCHEDULE 4.14B


None.




                                     A-1-2

                                  SCHEDULE 4.19





         Certain Subsidiaries of the Borrower noted below are parties to agreements with the unions noted below.

Belden (Canada) Inc. - Cobourg, Canada - United Steel Workers of America

Belden Wire & Cable Company (Alpha Wire Company) - Elizabeth, New Jersey, U.S.A.
- United Auto Workers

Belden Wire & Cable B.V. - Venlo, The Netherlands
                      FNV
                      UNIE
                      VHP

(Branch Agreement in which Belden-EIW GmbH participates) -
Villingen-Schwenningen, Germany - IG Metaal

Belden Australia Party Ltd. - Victoria, Australia - National Union of Workers

Belden Communications Company - Phoenix, Arizona, U.S.A. - Communication Workers of America

Belden UK Limited - Manchester, England
                     General Municipal and Boiler Makers Union
                     Manufacturing, Science and Finance Union
                     Amalgamated Engineering and Electrical Union



                                     A-1-3

                                                                     EXHIBIT A-1

                                   DOLLAR NOTE

                                Atlanta, Georgia

                                  June __, 2001

         For value received, BELDEN INC., a Delaware corporation (the "Borrower"), promises to pay to the order of _____________________________ (the "Lender"), for the account of its Lending Office, the lesser of the principal sum of ___________________________________ AND NO/100 DOLLARS ($__________), or
such amount as shall equal the unpaid principal amount of each Dollar Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Dollar Note on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Dollar Loans made by the Lender, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Dollar Note is one of the Dollar Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Lenders listed on the signature pages thereof and Wachovia Bank, N.A., as Administrative Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Dollar Note is collected by law or through an attorney at law.

         The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                                     A-1-4

         IN WITNESS WHEREOF, the Borrower has caused this Dollar Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                          BELDEN INC.


                                          By:
                                              ----------------------------------
                                              Title:





                                     A-1-5

                     DOLLAR LOANS AND PAYMENTS OF PRINCIPAL

                        BASE RATE OR
        DATE          EURO DOLLAR LOAN     AMOUNT OF LOAN      AMOUNT REPAID      MATURITY DATE     NOTATION MADE BY










                                     A-1-6

                                                                     EXHIBIT A-2

                              FOREIGN CURRENCY NOTE

                                Atlanta, Georgia

                                  June __, 2001

         For value received, BELDEN INC., a Delaware corporation (the "Borrower"), promises to pay to the order of _____________________________ (the "Lender"), for the account of its Lending Office, the unpaid principal amount of each Foreign Currency Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Foreign Currency Note on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the applicable Foreign Currency in immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Foreign Currency Loans made by the Lender, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Foreign Currency Note is one of the Foreign Currency Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Lenders listed on the signature pages thereof and Wachovia Bank, N.A., as Administrative Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Foreign Currency Note is collected by law or through an attorney at law.

         The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.


                                      A-2-1

         IN WITNESS WHEREOF, the Borrower has caused this Foreign Currency Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                   BELDEN INC.


                                   By:
                                       -----------------------------------------
                                       Title:







                                      A-2-2

                FOREIGN CURRENCY LOANS AND PAYMENTS OF PRINCIPAL

                       TYPE OF FOREIGN
        DATE              CURRENCY         AMOUNT OF LOAN      AMOUNT REPAID      MATURITY DATE     NOTATION MADE BY





















                                      A-2-3

                                                                     EXHIBIT A-3

                                 SWING LOAN NOTE

                                Atlanta, Georgia

                                  June __, 2001

         For value received, BELDEN INC., a Delaware corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK, N.A., a national banking association (the "Lender"), for the account of its Lending Office, the lesser of the principal sum of FIFTEEN MILLION and No/100 Dollars ($15,000,000), or such amount as shall equal the unpaid principal amount of each Swing Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Loan Note at the rate provided for Base Rate Loans on the dates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Swing Loans made by the Lender, the respective maturities thereof, and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Swing Loan Note is the Swing Loan Note referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Lenders listed on the signature pages thereof and Wachovia Bank, N.A., as Administrative Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

         IN WITNESS WHEREOF, the Borrower has caused this Swing Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                 BELDEN INC.


                                 By:
                                     -------------------------------------------
                                     Title:


                                        A-3-1

                   DATE               AMOUNT OF LOAN          AMOUNT REPAID         NOTATION MADE BY























                                        A-3-2

                                                                       EXHIBIT B

                                   OPINION OF

                   COUNSEL FOR THE BORROWER AND THE GUARANTORS

                                           [Dated as provided in Section 3.01 of
                                                           the Credit Agreement]

June __, 2001



To the Lenders and the Administrative Agent, Referred to Below
c/o Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group

Dear Sirs:

         I have acted as counsel for Belden Inc., a Delaware corporation (the "Borrower") and the Guarantors in connection with the Credit Agreement (the "Credit Agreement") dated as of June __, 2001, among the Borrower, the lenders listed on the signature pages thereof and Wachovia Bank, N.A., as Administrative Agent. Terms defined in the Credit Agreement that are not otherwise defined herein are used herein as therein defined.

         I have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other documents, and have conducted such other investigations of fact and law, including receiving information from officers and representatives of the Borrower and its Subsidiaries, as I have deemed necessary or advisable for purposes of this opinion.

         I have assumed for purposes of my opinions set forth below: (i) the genuineness of all signatures on all documents other than the signatures of the officers of Belden and the Guarantors; (ii) the authenticity of all documents submitted to me as originals; (iii) the conformity to the originals of all documents submitted to me as copies; and (iv) the due execution and delivery of the Credit Agreement and the other Loan Documents to which they are a party by each Lender and by the Administrative Agent and the due authorization thereof.

         Upon the basis of the foregoing, I am of the opinion that:

         1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all corporate powers required to carry on its business as now conducted.

         2. Each of Belden Wire & Cable Company and Belden Communications Company (collectively the "Guarantors") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Except where the failure to have such could not reasonably be expected to have a Material Adverse Effect, each of the Guarantors has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         3. The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party (i) are within the Borrower's corporate powers,
(ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, except for periodic filings under the Securities Exchange Act of 1934,
(iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or, unless any such contravention or default would not reasonably be expected to have a Material Adverse Effect, of any agreement, judgment, injunction, order, decree or other instrument which, to my knowledge, is binding upon the Borrower and (v) to my knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         4. The execution, delivery and performance by each of the Guarantors of the Guaranty and the Indemnity, Subrogation and Contribution Agreement (i) are within each of the Guarantors' corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, except for periodic filings under the Securities Exchange Act of 1934, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of any of the Guarantors or, unless any such contravention or default would not reasonably be expected to have a Material Adverse Effect, of any agreement, judgment, injunction, order, decree or other instrument which, to my knowledge, is binding upon any of the Guarantors and (v) to my knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of any of the Guarantors.

         5. The Credit Agreement and the Indemnity, Contribution and Subrogation Agreement constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their terms, and the Notes constitute valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, provided that such enforceability may be limited by bankruptcy, fraudulent transfer or conveyance, voidable preference, insolvency, reorganization, receivership, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether considered in proceedings in equity or at law), and provided further that certain waivers, indemnifications, and other provisions contained in the Credit Agreement, the Indemnity, Contribution and Subrogation Agreement and the Notes may not be enforceable, but such unenforceability will not render any such document invalid as a whole or legally inadequate for realization of the principal benefits provided thereby.

         6. The Guaranty and the Indemnity, Subrogation and Contribution Agreement constitute valid and binding agreements of each of the Guarantors, enforceable against the Guarantors in accordance with their terms, provided that such enforceability may be limited by bankruptcy, fraudulent transfer or conveyance, voidable preference, insolvency, reorganization, receivership, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether considered in proceedings in equity or at law), and provided further that certain waivers, indemnifications, and other provisions contained in the Guaranty and the Indemnity, Subrogation and Contribution Agreement may not be enforceable, but such unenforceability will not render any such document invalid as a whole or legally inadequate for realization of the principal benefits provided thereby.

         7. To my knowledge, except as disclosed in Schedule 4.05 to the Credit Agreement, there is no action, suit or proceeding pending, or threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner questions the validity or enforceability of the Loan Documents.

         8. To my knowledge, each of Belden Wire & Cable B.V. and Belden UK Limited is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. To my knowledge, except where the failure to have such could not reasonably be expected to have a Material Adverse Effect, each of such corporations has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         9. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         10. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         I am qualified to practice in the State of Texas. The foregoing opinions are limited to the laws of Texas and the corporate laws of Delaware. I have made no independent investigation of the laws of and give no opinion regarding the laws of any other jurisdiction. I express no opinion regarding usury.

         The opinions expressed and the statements made in this letter are solely for the benefit of the lenders listed on the signature pages of the Credit Agreement and Wachovia Bank, N.A., as Administrative Agent, and may not be relied upon by any other person or furnished to anyone else without my prior written permission, except for Participants and Assignees.

                                   Very truly yours,



                                   Kevin L. Bloomfield
                                   Vice President, Secretary and General Counsel

                                                                       EXHIBIT C

                                   OPINION OF
             WOMBLE CARLYLE SANDRIDGE & RICE, PLLC, SPECIAL COUNSEL
                          FOR THE ADMINISTRATIVE AGENT

                                              [Dated as provided in Section 3.01
                                                        of the Credit Agreement]


To the Lenders and the Administrative Agent
Referred to Below
c/o Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn:  Syndications Group

Dear Sirs:

         We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of June __, 2001, among Belden Inc., a Delaware corporation (the "Borrower"), the lenders listed on the signature pages thereof (the "Lenders") and Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to
Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided that such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

         In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Administrative Agent or any of the Lenders with any state or federal laws or regulations applicable to the Administrative Agent or any of the Lenders by reason of the legal or regulatory status or the nature of the business of the Administrative Agent or any of the Lenders.

         This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.



                                                     Very truly yours,

                                                                       EXHIBIT D

                               NOTICE OF BORROWING

                          _________________ ____, 20___



Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of June __, 2001 by and among Belden Inc., the Lenders from time to time parties thereto, and Wachovia Bank, N.A., as Administrative Agent.

Gentlemen:

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

         This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

         The Borrower hereby requests a [Euro-Dollar Borrowing] [Base Rate Borrowing] [Foreign Currency Borrowing] in the aggregate principal amount of [$__________/(pound sterling)_________/etc.] to be made on ______________,
20____, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans] [Foreign Currency Loans]. [The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months]].

         [alternative to above paragraph: The Borrower hereby requests a Swing Loan Borrowing in the aggregate principal amount of $_________________ to be made on ________________, 20__, and for interest to accrue thereon at the rate established by the Credit Agreement for Base Rate Loans.]

         The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this _________ day of ______________, 20____.



                                 BELDEN INC.



                                By:  ___________________________________________
                                     Title:

                                                                       EXHIBIT E


                      NOTICE OF CONTINUATION OR CONVERSION

                          _____________________, 20____



Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

         Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of June __, 2001 by and among Belden Inc., the Lenders from time to time parties thereto, and Wachovia Bank, N.A., as Administrative Agent.

Gentlemen:

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

         This Notice of Continuation or Conversion is delivered to you pursuant to Section 2.03 of the Credit Agreement.

         With respect to the [Base Rate Loans] [Euro-Dollar Loans] [Foreign Currency Loans] in the aggregate amount of [$_____/(pound sterling)____/etc.] [which have an Interest Period ending on _____________], the Borrower hereby requests that such Loans be [converted to] [Base Rate Loans] [Euro-Dollar Loans] [Foreign Currency Loans] [continued as] [Euro-Dollar Loans] [Foreign Currency Loans] in the aggregate principal amount of [$___/(pound sterling)_____/etc.] to be made on such date, and for interest to accrue thereon at the rate established by the Credit Agreement for [Base Rate Loans] [Euro-Dollar Loans] [Foreign Currency Loans]. [The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months]].

         The Borrower has caused this Notice of Continuation or Conversion to be executed and delivered by its duly authorized officer this ______ day of ____________, 20___.

                                 BELDEN INC.



                                 By:    ________________________________________
                                        Title:

                                                                       EXHIBIT F

                             COMPLIANCE CERTIFICATE

         Reference is made to the Credit Agreement dated as of June __, 2001 (as modified and supplemented and in effect from time to time, the "Credit Agreement") by and among Belden Inc., the Lenders from time to time parties thereto, and Wachovia Bank, N.A., as Administrative Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement; all amounts shown herein, unless expressly set forth to the contrary, shall be without duplication.

         Pursuant to Section 5.01(c) of the Credit Agreement, _____________, the duly authorized __________ of the Borrower, hereby certifies to the Administrative Agent and the Lenders that (i) the calculations contained in the Compliance Checklist attached hereto relating to whether the Borrower was in compliance with the requirements of Sections 6.05, 6.06, 6.08, 6.10, 6.11, 6.12 and 6.13 of the Credit Agreement on the date of the financial statements most recently delivered to the Lenders is true, accurate and complete on the date of such financial statements, (ii) to the best of my knowledge, no Default is in existence on and as of the date hereof [other than [describe details of Default and the action the Borrower is taking or proposes to take with respect thereto]], and (iii) the Leverage Ratio as of the most recent Performance Pricing Determination Date is ___ to 1.0 and the Applicable Margin in effect as a result thereof is ___% for Fixed Rate Loans.

                                        BELDEN INC.,
                                        a Delaware corporation



                                        By:    _________________________________

                                        Its:   _________________________________

        [REMAINDER OF COMPLIANCE CERTIFICATE TO BE ADDED AFTER FINANCIAL
                              COVENANTS COMPLETED]

                                                                       EXHIBIT G

                                   BELDEN INC.

                               CLOSING CERTIFICATE

         Reference is made to the Credit Agreement (the "Credit Agreement") dated as of June __, 2001, among Belden, Inc., the Lenders listed therein, and Wachovia Bank, N.A., as Administrative Agent. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 3.01(e) of the Credit Agreement,___________________ ___________________________, the duly authorized ____________ of Belden Inc.
hereby certifies to the Administrative Agent and the Lenders that (i) no Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof.

         Certified as of this _____ day of June, 2001.



                                   By:
                                        ----------------------------------------
                                        Printed Name:
                                                      --------------------------
                                        Title:
                                                --------------------------------

                                                                       EXHIBIT H

                                   BELDEN INC.

                              OFFICER'S CERTIFICATE

         The undersigned, _______________________, ______________________,
Secretary of Belden Inc., a Delaware corporation (the "Borrower"), hereby certifies that [s]he has been duly elected, qualified and is acting in such capacity and that, as such, [s]he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of June __, 2001 (the "Credit Agreement") among the Borrower, Wachovia Bank, N.A. as Administrative Agent and as a Lender, and certain other Lenders listed on the signature pages thereof, that:

         1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof as certified by the Secretary of State of the State of ________________, the Borrower's state of incorporation.

         2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

         3. Attached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower on ____________ ___, 20__ approving, and authorizing the execution and delivery of, the Credit Agreement, the Notes and the other Loan Documents (as such terms are defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Borrower in connection therewith.

         4. __________________, who is ______________________ of the Borrower
signed the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time [s]he signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and [his/her] signature appearing on the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is [his/her] genuine signature.

         IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of the ____ day of June, 2001.

                                                                       EXHIBIT I

                               [NAME OF GUARANTOR]

                              OFFICER'S CERTIFICATE

         The undersigned, _______________________, ______________________,
Secretary of ____________, a ____________ corporation (the "Guarantor"), hereby certifies that [s]he has been duly elected, qualified and is acting in such capacity and that, as such, [s]he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of June __, 2001 (the "Credit Agreement") among Belden Inc., Wachovia Bank, N.A. as Administrative Agent and as a Lender, and certain other Lenders listed on the signature pages thereof (capitalized terms used but not defined in this Certificate have the respective meanings set forth in the Credit Agreement) that:

         1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Guarantor as in full force and effect on the date hereof as certified by the Secretary of State of the State of ________________, the Guarantor's state of incorporation.

         2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Guarantor as in full force and effect on the date hereof.

         3. Attached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Guarantor on ____________ ___, 20__ approving, and authorizing the execution and delivery of the Guaranty, the Indemnity, Subrogation and Contribution Agreement and the other Loan Documents to which the Guarantor is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Guarantor in connection therewith.

         4. __________________, who is ______________________ of the Guarantor
signed the Guaranty and the Indemnity, Subrogation and Contribution Agreement to which the Guarantor is a party, was duly elected, qualified and acting as such at the time [s]he signed the Guaranty, the Indemnity, Subrogation and Contribution Agreement and other Loan Documents to which the Guarantor is a party, and [his/her] signature appearing on the Guaranty, the Indemnity, Subrogation and Contribution Agreement other Loan Documents to which the Guarantor is a party is [his/her] genuine signature.

         IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of the ____ day of June, 2001.

                                                                       EXHIBIT J

                                     FORM OF
                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (this "Guaranty") is made as of the _____ day of June, 2001, by each of the subsidiaries of Belden Inc., a Delaware corporation (the "Borrower") listed on Schedule I attached hereto (each a "Guarantor" and collectively the "Guarantors") in favor of the Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), and the banks and lending institutions from time to time that are lenders thereunder ("Lenders") have entered into a certain Credit Agreement dated as of June __, 2001 (as the same may hereafter be amended or supplemented from time to time, the "Credit Agreement") providing, subject to the terms and conditions thereof, for Loans to be made by the Lenders to or for the account of the Borrower;

         WHEREAS, it is a requirement of the Credit Agreement that the Guarantors execute and deliver this Guaranty whereby the Guarantors shall guarantee the payment when due of all principal, interest, fees, indemnity obligations, and all other amounts that shall be at any time payable by the Borrower under the Credit Agreement, the Notes, and the other Loan Documents;

         WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, and in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and extend credit to the Borrower thereunder, the Guarantors are willing to guarantee the obligations of the Borrower under the Credit Agreement, the Notes, and the other Loan Documents;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

         SECTION 2. Representations and Warranties. Each Guarantor represents and warrants (which representations and warranties shall be deemed to have been renewed upon each Notice of Borrowing being delivered under the Credit Agreement and each Loan being made under the Credit Agreement), that:

                  (a) It (i) is a corporation, limited liability company, or partnership, as the case may be, duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation; (ii) except where the failure to have such could not reasonably be expected to have a Material Adverse Effect, it has all requisite powers, governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

                  (b) It has all necessary power and authority to execute, deliver and perform its obligations under this Guaranty; the execution, delivery and performance of this Guaranty have been duly authorized by all necessary organizational action; and this Guaranty has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

                  (c) Neither the execution and delivery by it of this Guaranty nor compliance with the terms and provisions hereof will (i) conflict with or result in a breach of, or require any consent under, organizational documents or any applicable law or regulation, (ii) unless any such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect, conflict with or result in a breach of any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which it is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or
         (iii) result in the creation or imposition of any Lien upon any of its assets pursuant to the terms of any such agreement or instrument.

         SECTION 3. Covenants. Each Guarantor covenants that, so long as any Lender has any Commitment outstanding under the Credit Agreement or any amount payable by the Borrower under the Credit Agreement or any Note shall remain unpaid, that it will, and, if necessary, will enable the Borrower, to fully comply with those covenants and agreements applicable to it that are set forth in Articles 5 and 6 of the Credit Agreement.

         SECTION 4. The Guaranty. Each Guarantor hereby unconditionally guarantees, jointly and severally, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Loan made pursuant to the Credit Agreement, all indemnity obligations of the Borrower, and all other amounts payable by the Borrower under the Credit Agreement and the other Loan Documents (all of the foregoing, including without limitation, interest accruing or that would have accrued thereon after the filing of a petition in bankruptcy or other insolvency proceeding, being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, each Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, each Note, or the relevant Loan Documents, as the case may be. Each Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that this Guaranty may be enforced up to the full amount of the Guaranteed Obligations without proceeding against the Borrower, any security for the Guaranteed Obligations, or against any other party that may have liability on all or any portion of the Guaranteed Obligations.

         SECTION 5. Guaranty Unconditional. The obligations of each Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                           (i) any extension, renewal, settlement, compromise,
                  waiver or release in respect of any obligation of the Borrower under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

                           (ii) any modification or amendment of or supplement
                  to the Credit Agreement, any Note, or any other Loan Document;

                           (iii) any release, nonperfection or invalidity of any
                  direct or indirect security for any obligation of the Borrower under the Credit Agreement, any Note, or any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

                           (iv) any change in the existence, structure or
                  ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other guarantor of the Guaranteed Obligations or its assets, or any resulting release or discharge of any obligation of the Borrower, or any other guarantor of any of the Guaranteed Obligations;

                           (v) the existence of any claim, setoff or other
                  rights which any Guarantor may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                           (vi) any invalidity or unenforceability relating to
                  or against the Borrower, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Loan or any other amount payable by the Borrower under the Credit Agreement, the Notes, or any other Loan Document; or

                           (vii) any other act or omission to act or delay of
                  any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

                  Notwithstanding any other provision contained in this Guaranty, the Guarantors' joint and several liability with respect to the principal amount of the Guaranteed Obligations shall be no greater than the liability of the Borrower with respect thereto.

         SECTION 6. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. Each Guarantor's obligations hereunder shall remain in full force and effect until the sooner of (i) all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired, or (ii) the Administrative Agent releases such Guarantor's obligations hereunder in writing. If at any time any payment of the principal of or interest on any Loan or any other amount payable by the Borrower under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 7. Waiver of Notice. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.

         SECTION 8. Judgment Currency. Each Guarantor hereby agrees that if, in the event that a judgment against it is given in relation to any sum due hereunder to the Administrative Agent or any Lender, such judgment is given in a currency (the "Judgment Currency") other than that in which such sum was originally denominated (the "Original Currency"), such Guarantor agrees to indemnify the Administrative Agent or such Lender, as the case may be, to the extent that the amount of the Original Currency which could have been purchased by the Administrative Agent in accordance with normal banking procedures on the Foreign Currency Business Day following receipt of such sum is less than the sum originally due hereunder in the Original Currency, and if the amount so purchased exceeds the amount which could have been so purchased had such purchase been made on the day on which such judgment was given or, if such day is not a Foreign Currency Business Day, on the Foreign Currency Business Day immediately preceding such judgment, the Administrative Agent or the applicable Lender agrees to remit such excess to such Guarantor. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in an Original Currency into a Judgment Currency, each Guarantor agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Judgment Currency with such Original Currency on the Foreign Currency Business Day preceding that on which final judgment is given. The agreement in this Section 8 shall survive the termination of this Agreement.

         SECTION 9. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement, any Loan or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Loan or any other Loan Document shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Administrative Agent.

         SECTION 10. Right of Set Off. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such

Lender to or for the credit or the account of any Guarantor against any or all the past due obligations of such Guarantor now or hereafter existing under this Guaranty, and the other Loan Documents, irrespective of whether or not such Lender shall have made any demand under this Guaranty or any other Loan Document. The rights of each Lender under this Section 10 are in addition to other rights and remedies (including other rights of set off) which such Lender may have.

         SECTION 11. Notices. All notices, requests and other communications to any party hereunder shall be given or made in accordance with Section 10.01 of the Credit Agreement, with notices, requests and other communications to any Guarantor being delivered to the Borrower as provided in such Section 10.01.

         SECTION 12. No Waivers. No failure or delay by the Administrative Agent or any Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 13. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Lenders and their respective successors and permitted assigns and in the event of a permitted assignment of any amounts payable under the Credit Agreement, the Notes, and the other Loan Documents the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each Guarantor and its successors and permitted assigns.

         SECTION 14. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Guarantor and the Administrative Agent.

         SECTION 15. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. EACH GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY (INCLUDING, WITHOUT LIMITATION, ANY OF THE OTHER LOAN DOCUMENTS) OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH GUARANTOR, AND THE ADMINISTRATIVE AGENT AND THE LENDERS ACCEPTING THIS GUARANTY, HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING

OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 16. Taxes, etc. All payments required to be made by each Guarantor hereunder shall be made without set off or counterclaim and free and clear of and without deduction or withholding for or on account of, any Taxes; provided, however, that if a Guarantor is required by law to make such deduction or withholding, such Guarantor shall forthwith pay to the Administrative Agent or any Lender, as applicable, such additional amount as results in the net amount received by the Administrative Agent or any Lender, as applicable, equaling the full amount which would have been received by the Administrative Agent or any Lender, as applicable, had no such deduction or withholding been made.

         SECTION 17. Additional Guarantors. Upon execution and delivery by any Subsidiary of the Borrower of an instrument in the form of Annex 1 attached hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein (each an "Additional Guarantor"). The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Guarantor as a party to this Guaranty.

         SECTION 18. Other Guarantees. This Guaranty is in addition to, and does not supersede or otherwise replace or affect, any other guaranty that may previously have been executed, or may in the future be executed, in respect of any of the Guaranteed Obligations.

         SECTION 19. Counterparts. This Guaranty may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Guaranty by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

         IN WITNESS WHEREOF, each Guarantor and the Administrative Agent have caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

                                [NAME OF GUARANTOR]



                                By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

                                [NAME OF GUARANTOR]




                                By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

                                [NAME OF GUARANTOR]




                                By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

                                [NAME OF GUARANTOR]




                                By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------




                                WACHOVIA BANK, N.A., as Administrative Agent

                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                   SCHEDULE I

                                   GUARANTORS

                                     ANNEX 1

                             SUPPLEMENT TO GUARANTY

         THIS SUPPLEMENT TO GUARANTY (this "Supplement") dated as of ____________, made by ____________________________, a ___________ (the
"Additional Guarantor"), in favor of the Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement referred to below.

         A. Reference is made to the Credit Agreement dated as of June __, 2001 (as the same may have been or may hereafter be amended, supplemented, and restated from time to time, the "Credit Agreement"), among Belden Inc., a Delaware corporation (the "Borrower"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), and the banks and lending institutions from time to time that are lenders thereunder (the "Lenders").

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         C. The Guarantors have entered into the Guaranty in order to induce the Lenders to make Loans to the Borrower under the Credit Agreement. Pursuant to Section 5.08 of the Credit Agreement, certain Subsidiaries of the Borrower are required to enter into the Guaranty and become a Guarantor thereunder. The undersigned (the "Additional Guarantor") is executing this Supplement in accordance with the requirements of the Guaranty to become a Guarantor under the Guaranty in order to induce the Lenders to make Loans to the Borrower and as consideration for Loans previously made.

         Accordingly, the Administrative Agent and the Additional Guarantor agree as follows:

         SECTION  1.

                  (a) By its signature below, the Additional Guarantor becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor therein, and the Additional Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder, and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Guarantor" in the Guaranty shall be deemed to include the Additional Guarantor. The Guaranty is hereby incorporated herein by reference.

                  (b) Without limiting the foregoing, the Additional Guarantor hereby jointly and severally (with respect to the obligations of the Guarantors under the Guaranty) irrevocably and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all principal of, and interest on, each Loan made pursuant to the Credit Agreement, all indemnity obligations of the Borrower, and all other amounts payable by the Borrower under the Credit Agreement and the other Loan Documents (including, without limitation, interest accruing or that would have accrued after the filing of a petition in bankruptcy or other insolvency proceeding). Upon failure by the Borrower to pay punctually any such amount, the Additional Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the Notes, and the relevant Loan Documents, as the case may be. The Additional Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that the obligations of the Additional Guarantor hereunder may be enforced up to the full amount hereof without proceeding against the Borrower, any security held by the Administrative Agent or the Lenders, or against any other Guarantor, the Borrower, or any other party that may have liability on all or any portion of the obligations guaranteed hereby.

         SECTION 2. The Additional Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

         SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the Additional Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be effective as delivery of a manually counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

         SECTION 5. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without giving effect to the principles of conflict of laws thereof.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction.) The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Guaranty.

         SECTION 8. The Additional Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the Additional Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty as of the day and year first above written.

                                    [NAME OF ADDITIONAL GUARANTOR]



                                    By:
                                          --------------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------




                                    WACHOVIA BANK, N.A., as Administrative Agent

                                          By:
                                             -----------------------------------

                                                 Name:
                                                       -------------------------
                                                 Title:
                                                       -------------------------

                                                                       EXHIBIT K

                                     FORM OF
                INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

         THIS INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of June __, 2001, by and among BELDEN INC., a Delaware corporation (the "Borrower"), each Subsidiary of the Borrower listed on
Schedule I attached hereto (collectively, the "Guarantors"), and Wachovia Bank, N.A., a national banking association, as Administrative Agent (the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to a certain Credit Agreement dated as of June __, 2001, among the Borrower, Wachovia Bank, N.A., as Administrative Agent, and the banks and other lending institutions from time to time that are parties thereto (such Credit Agreement, as the same may hereafter from time to time be amended, modified, and restated, being herein referred to as the "Credit Agreement"), the Lenders have agreed to make Loans (as defined in the Credit Agreement) to the Borrower;

         WHEREAS, pursuant to the requirements of the Credit Agreement, the Guarantors have executed and delivered a certain Guaranty Agreement dated as of June __, 2001 in favor of the Administrative Agent for the ratable benefit of the Lenders (such Guaranty Agreement, as the same may hereafter from time to time be amended, modified, and restated, being hereinafter referred to as the "Guaranty Agreement");

         WHEREAS, it is a further requirement and condition of the Credit Agreement that the Guarantors execute and deliver an agreement in the form hereof;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce each Guarantor to enter into the Guaranty Agreement, the Borrower, each Guarantor and the Administrative Agent agree as follows:

         SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that in the event a payment shall be made on behalf of the Borrower by any Guarantor under the Guaranty Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

         SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guaranty Agreement and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in Section 1, each Contributing Guarantor shall indemnify each Claiming Guarantor in an amount equal to the amount of such payment, less any amount indemnified by the Borrower as provided in Section 1, in each case multiplied by a fraction of which the numerator shall be the net worth of such

Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of the Borrower and all Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment. As used herein, the term "net worth" shall mean, as at any date of determination, the Borrower or Guarantor's (as the case may be) stockholders' equity, as determined in accordance with GAAP.

         SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Borrower and the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations (as such term is defined in the Guaranty Agreement) owing by the Borrower. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Borrower or any Guarantor with respect to its obligations with respect to the Guaranteed Obligations, and the Borrower and each Guarantor shall remain liable for the full amount of the Guaranteed Obligations.

         SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Guaranteed Obligation owing by the Borrower is outstanding and has not been indefeasibly paid in full in cash, and so long as the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any such Guaranteed Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower or any Guarantor or otherwise.

         SECTION 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         SECTION 6. No Waiver; Amendment.

                  (a) No failure on the part of the Administrative Agent, the Borrower, or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Administrative Agent, the Borrower or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Administrative Agent, the Borrower and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into among the Borrower, the Guarantors and the Administrative Agent.

         SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guaranty Agreement and addressed as specified therein.

         SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders.

         SECTION 9. Survival of Agreement; Severability.


                  (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement shall be considered to have been relied upon by the Administrative Agent, the Lenders, the Borrower, and each Guarantor and shall survive the making by the Lenders of the Loans, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or other extensions of credit or any other fee or amount payable by the Borrower under the Credit Agreement or this Agreement or under any of the other Loan Documents or other agreements evidencing any Guaranteed Obligation is outstanding and unpaid or as long as any Commitments under the Credit Agreement have not been terminated.

                  (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to the Borrower or Guarantor when a counterpart bearing the signature of the Borrower or such Guarantor shall have been delivered to the Administrative Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

         SECTION 11. Effect of Contribution Agreement. This Agreement is intended only to define the relative rights of the Borrower and the Guarantors, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guaranty Agreement. The parties hereto acknowledge that the rights of indemnification, subrogation, and contribution hereunder shall constitute assets in favor of each Guarantor to which such right of indemnification, subrogation, or indemnification is owing.

SECTION 12. Additional Guarantors. Upon execution and delivery, after the date hereof, by the Administrative Agent and any Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized offices as of the date first appearing above.




                                  BELDEN INC., as the Borrower



                                  By:
                                        ----------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                                --------------------------------




                                                          , as a Guarantor
                                  ------------------------


                                  By:
                                        ----------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                                --------------------------------




                                                          , as a Guarantor
                                  ------------------------


                                  By:
                                        ----------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                                --------------------------------




                                                          , as a Guarantor
                                  ------------------------


                                  By:
                                        ----------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                                --------------------------------

                                  WACHOVIA BANK, N.A., as Administrative Agent



                                  By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                   SCHEDULE I

                              SUBSIDIARY GUARANTORS

                                     ANNEX I

         SUPPLEMENT TO INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

         THIS SUPPLEMENT TO INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT (this "Supplement") dated as of ________________________, made by ___________________, a _________ (the "New Guarantor"), in favor of the
Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement referred to below.

         A. Reference is made to (a) the Credit Agreement dated as of June __, 2001 (as amended, supplemented and restated from time to time, the "Credit Agreement"), among Belden Inc. (the "Borrower"), Wachovia Bank, N.A., as Administrative Agent, and the banks and other lending institutions from time to time that are parties thereto, (b) the Guaranty Agreement dated as of June __, 2001, among the Guarantors that are parties thereto and the Administrative Agent (as amended, supplemented and restated from time to time, the "Guaranty Agreement"), and (c) the Indemnity, Subrogation and Contribution Agreement dated as of June __, 2001, among the Borrower, the Guarantors that are parties thereto, and the Administrative Agent (as amended, supplemented and restated from time to time, the "Contribution Agreement").

         B. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Contribution Agreement or the Credit Agreement, as the case may be.

         C. The Borrower and the Guarantors have entered into the Contribution Agreement in order to induce the Lenders to make Loans and other extensions of credit to the Borrower. Pursuant to Section 5.08 of the Credit Agreement, certain Subsidiaries of the Borrower are required to enter into the Guaranty Agreement and the Contribution Agreement as a Guarantor. Section 12 of the Contribution Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Contribution Agreement in order to induce the Lenders to make additional Loans to the Borrower and as consideration for Loans previously made.

         Accordingly, the Administrative Agent and the New Guarantor agree as follows:

         SECTION 1. In accordance with Section 12 of the Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby agrees to all the terms and provisions of the Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Contribution Agreement shall be deemed to include the New Guarantor. The Contribution Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Contribution Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Contribution Agreement.

         SECTION 8. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement as of the day and year first above written.

                               [NAME OF NEW GUARANTOR]



                               By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                             -----------------------------------




                               WACHOVIA BANK, N.A., as Administrative Agent



                               By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                             -----------------------------------